UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2011

Date of reporting period: JUNE 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following are the June 30, 2011 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of five series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on August 11, 2011.

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2011, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/11 SF SAR       Printed on recycled paper

2011

Semi-Annual Report

June 30, 2011

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 6.3% for the six months ended June 30, 2011, compared to 6.0% for the S&P 500 Index. On June 30, the Fund had net assets of $43.8 billion with a cash position of 1.0%.

MARKET COMMENTARY

The S&P 500 rose 6% during the first half of the year. Despite this reasonable gain, there were several ongoing concerns weighing upon investors. The U.S. housing market continued its slump, with the Case-Shiller Index reporting that home prices hit a new low in March. Energy prices spiked during the first part of the year due to widespread unrest in the Middle East, but then moderated. European sovereign debt concerns escalated again with the potential default by Greece and the implications for difficulties throughout the European Union. Finally, the effects of the March 11 Japanese earthquake and tsunami continued to impact supply chains around the world.

We acknowledge these short-term concerns, yet are encouraged by the robust health of corporate balance sheets and continuing growth in corporate earnings. We find equity valuations to be attractive: on June 30, the Fund was trading at 11 times estimated forward earnings (compared to the S&P 500 trading at 14 times), which is an advantageous starting point for future returns. The Fund is well positioned for long-term investors with the patience to endure short-term volatility.

INVESTMENT STRATEGY

While we analyze how economic conditions and current events can impact specific industries and companies, macroeconomic forecasts are not the primary consideration in our decision-making process. The Fund’s holdings are a result of our bottom-up fundamental research, which evaluates individual companies and their long-term prospects in relation to valuation. Information Technology and Financials are two areas of the Fund that have underperformed the overall market in the first half of 2011. We continue to re-assess the valuations, long-term opportunities, and risks for each company in the portfolio, and the Fund continues to have significant exposure to both sectors. We are invested in well-capitalized business franchises with attractive valuations in both areas, and we believe they have the potential to make positive contributions to the Fund’s performance over the next three to five years.

Technology: Durable Franchises

The Fund had a higher weighting in the Information Technology sector than the S&P 500 on June 30 (21.5% versus 17.8%). In technology, we seek to invest in attractively valued, well-established franchises with solid fundamentals, high free cash flow, and good long-term growth prospects. We avoid technology companies experiencing rapid growth where the high valuations, in our opinion, already reflect investors’ expectations for continued strong growth. The recent uptick in technology IPOs is evidence of investors’ appetite for high-growth companies. In contrast, Hewlett-Packard(a) and Microsoft are two examples of leading technology franchises held in the Fund for their low valuations and reasonable growth potential going forward.

Hewlett-Packard (H-P) has been a long-time holding of the Fund, with the current position initiated in 2001. H-P’s stock price fell 13.5% in the first half of this year. Much of that price decline can be attributed to investors’ concerns about low revenue growth and whether a new management team can continue the cost discipline initiated under former CEO Mark Hurd. In addition, some of H-P’s businesses are facing increased competitive pressures (e.g., personal computers in the face of growth of tablet computers). However, H-P is a global leader in services and printers, which provide over 60% of its profits. Geographically, more than 60% of the company’s sales come from outside the United States, and we expect emerging markets to drive most of the future growth. We believe that H-P’s leadership in its core businesses of servers, services, and printers will enable the company to continue to grow around the world in the years ahead. H-P’s valuation declined to a low of 0.6 times sales and 7 times estimated forward earnings on June 30, compared to the market at 1.5 times sales and 14 times earnings. We added to H-P in 2011, and it was the largest position in the Fund (4.3%) on June 30.

Microsoft, the world’s largest software company, is a new holding in the Fund; we initiated a position during

PAGE 1 ▪ DODGE & COX STOCK FUND

the first half of the year. Microsoft has more than $65 billion in sales, and major franchises include its flagship Windows and Office products. Microsoft’s balance sheet is well fortified with $50 billion in cash. Expected annual free cash flow is more than $20 billion. In addition, the company has invested to create opportunities for growth beyond its core businesses. Despite these positives, Microsoft’s valuation is at historical lows of less than ten times both forward earnings and free cash flow. This leads us to believe that its valuation reflects investors’ low expectations. While we acknowledge Microsoft’s growth prospects are not as strong as in the past, we are optimistic about its potential to generate cash and invest profitably.

Financials: Low Valuations

The Financials sector has lagged the overall market during the past three years and was the poorest performing sector in the first half of 2011. The sector has experienced recent turbulence, due to the lingering effects of the credit crisis and regulatory changes such as the Dodd-Frank legislation. However, there are reasons for optimism about the prospects of individual companies. Two substantial holdings, Wells Fargo and Capital One, are highlighted below.

Wells Fargo is the second largest bank by deposits in the United States, and Capital One is a consumer finance firm with credit card, auto lending, and banking businesses. Both are strong franchises with disciplined management teams who have made strategic acquisitions and emphasized growth and profitability. Both firms trade at historically low multiples of price to assets. Acting conservatively, both Wells Fargo and Capital One have been building up reserves, setting the stage for future earnings growth and higher profitability as charge-offs diminish and loan growth improves. Should earnings grow for both companies, we anticipate opportunities for future dividend growth and share repurchases. Both sell at less than ten times estimated forward earnings and we are optimistic about their return potential. Wells Fargo and Capital One were the Fund’s two largest Financials holdings on June 30, at 3.3% and 3.6%, respectively.

IN CLOSING

While the Fund’s relative performance has improved over the past 12 months, the Fund has underperformed the S&P 500 for the three- and five-year periods ending June 30. Much of this underperformance is attributable to steep declines in several of the Fund’s Financials holdings during the 2008–09 credit crisis. The Fund’s relative performance has fluctuated over shorter time periods and there have been previous periods of underperformance. Our ability to stay the course with our convictions is a key factor behind our strong 10- and 20-year results.

Every member of our team is a shareholder of the Dodge & Cox Funds, and we encourage our fellow shareholders to share our long-term perspective when investing. Our optimism about the Fund’s potential to outperform is based on our knowledge that the holdings in the Fund have been selected using our bottom-up investment philosophy with emphasis on individual company analysis and price discipline. These elements have served us well over the firm’s 80-year history.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Charles F. Pohl, Senior Vice President

July 28, 2011

(a)	We use these examples to illustrate our investment process, not to imply that we think they are more attractive than the Fund’s other holdings.

DODGE & COX STOCK FUND ▪ PAGE 2

SEMI-ANNUAL PERFORMANCE REVIEW

The Fund outperformed the S&P 500 by 0.3 percentage points year to date.

Key Contributors to Relative Results

▪

Relative returns from Consumer Discretionary holdings (up 12% versus up 8% for the S&P 500 sector), in combination with a higher average weighting (17% versus 11%), contributed to results. Media companies News Corp. (up 22%), Time Warner Cable (up 20%), Comcast (up 16%), and Time Warner (up 15%) were strong performers.

▪	Relative returns from Financials holdings (flat versus down 3% for the S&P 500 sector) were beneficial. SLM Corp. (up 34%) and Capital One (up 22%) helped.
▪	Led by Sprint Nextel (up 27%), returns in the Telecommunication Services sector (up 15% versus up 7% for the S&P 500 sector) had a positive effect.
▪	Additional contributors included Electronic Arts (up 44%), Sanofi (up 29%), Baker Hughes (up 27%), and Motorola Solutions (up 24%).

Key Detractors from Relative Results

▪	Weak relative returns from holdings in the Industrials sector (up 5% versus up 8% for the S&P 500 sector) detracted. FedEx (up 2%) lagged.
▪

Weak relative returns from Information Technology holdings (up 1% versus up 2% for the S&P 500 sector) and a higher average weighting (21% versus 18%) hurt results. Weak performers included Nokia (down 35%), Motorola Mobility (down 27% from spin-off), and Hewlett-Packard (down 13%).

▪	A lower average Energy sector weighting (10% versus 13% for the S&P 500 sector) had a negative impact, as the area was strong.
▪	Additional detractors included Sony (down 26%), Bank of New York Mellon (down 15%), and Wells Fargo (down 9%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 26 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

PAGE 3 ▪ DODGE & COX STOCK FUND

LEAD INDEPENDENT TRUSTEE’S LETTER

TO OUR SHAREHOLDERS

It is with great pleasure that the Dodge & Cox Funds Board of Trustees welcomes two new Independent Trustees, Ann Mather and Robert B. Morris III. In anticipation of several Independent Trustees reaching the retirement age of 72, Ms. Mather (51) and Mr. Morris (58) were invited to join the Dodge & Cox Funds Board. The four incumbent Independent Trustees are William F. Ausfahl (71), Trustee since 2002; L. Dale Crandall (69), Trustee since 1999; Thomas A. Larsen (61), Trustee since 2002; and John B. Taylor (64), Trustee since 2005. Additionally, three Interested Trustees serve on the Board: Kenneth E. Olivier (59), Chairman of the Board; John A. Gunn (67), Chairman Emeritus; and Dana M. Emery (49).

Ms. Mather and Mr. Morris were appointed by the Board of Trustees after an extensive search by the Funds’ Governance and Nominating Committees, both comprised exclusively of the Funds’ Independent Trustees.

Ann Mather was formerly Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios where she was responsible for finance, administration, business affairs, investor relations, and human resources. She previously served in a variety of executive positions at the Walt Disney Company. Ms. Mather currently serves on a number of public boards, including Google and Netflix.

Robert B. Morris III is a private investor with over 25 years of experience in the securities industry and is a CFA® charterholder. His prior roles include Partner and Managing Director of Global Research at Goldman Sachs. Prior to joining Goldman Sachs, Mr. Morris was a telecommunication services analyst at Prudential-Bache Securities, a general partner and telecommunication services analyst at Montgomery Securities, and a securities analyst at Wells Fargo Investment Advisers.

Finally, Independent Trustee Will “Bill” C. Wood retired from the Board of Trustees on May 17, 2011. It is with heartfelt appreciation that we recognize Bill’s nineteen years of dedicated service to the Dodge & Cox Funds and their shareholders. During his tenure, Bill served in various leadership capacities, including Lead Independent Trustee and Chairman of the Valuation, Governance, and Audit and Compliance Committees. His insight and contributions will be missed.

As always, we welcome your comments and suggestions.

Sincerely,

L. Dale Crandall

Lead Independent Trustee

DODGE & COX STOCK FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2001

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2011

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	31.00%	0.07%	5.20%	11.11%
S&P 500	30.70	2.95	2.72	8.73

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2011	Beginning Account Value 1/1/2011	Ending Account Value 6/30/2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,062.90	$2.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.22	2.60
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX STOCK FUND

FUND INFORMATION	June 30, 2011

GENERAL INFORMATION
Net Asset Value Per Share	$113.62
Total Net Assets (billions)	$43.8
Expense Ratio	0.52%
Portfolio Turnover Rate (1/1/11 to 6/30/11, unannualized)	7%
30-Day SEC Yield(a)	1.27%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 26 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Stocks	83	500
Median Market Capitalization (billions)	$24	$12
Weighted Average Market Capitalization (billions)	$73	$90
Price-to-Earnings Ratio(b)	11.1x	13.6x
Foreign Stocks not in the S&P 500(c)	19.1%	0.0%

TEN LARGEST HOLDINGS (%)(d)	Fund
Hewlett-Packard Co.	4.3
Comcast Corp.	3.6
Capital One Financial Corp.	3.6
Wells Fargo & Co.	3.3
Merck & Co., Inc.	3.1
Novartis AG (Switzerland)	3.0
Schlumberger, Ltd.	3.0
Sanofi (France)	2.9
General Electric Co.	2.9
GlaxoSmithKline PLC (United Kingdom)	2.7

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	S&P 500
Information Technology	21.5	17.8
Health Care	20.6	11.7
Financials	16.3	15.1
Consumer Discretionary	15.6	10.7
Energy	9.5	12.7
Industrials	6.7	11.2
Telecommunication Services	3.0	3.1
Materials	2.9	3.7
Consumer Staples	2.9	10.6
Utilities	0.0	3.4

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

DODGE & COX STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

COMMON STOCKS: 99.0%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 15.6%
CONSUMER DURABLES & APPAREL: 1.5%
Panasonic Corp. ADR(b) (Japan)	18,295,474	$223,936,602
Sony Corp. ADR(b) (Japan)	16,033,650	423,128,023

		647,064,625
MEDIA: 11.8%
Comcast Corp., Class A	62,580,397	1,585,787,260
DISH Network Corp., Class A(a)	8,701,670	266,880,219
Liberty Global, Inc., Series A(a)	753,210	33,924,578
Liberty Global, Inc., Series C(a)	983,053	41,976,363
McGraw-Hill Companies, Inc.	5,300,000	222,123,000
News Corp., Class A	64,866,726	1,148,141,050
Time Warner Cable, Inc.	9,141,410	713,395,637
Time Warner, Inc.	32,641,732	1,187,179,793

		5,199,407,900
RETAILING: 2.3%
CarMax, Inc.(a)	4,929,200	163,008,644
Home Depot, Inc.	14,026,870	508,053,231
Liberty Interactive, Series A(a)	19,350,875	324,514,174

		995,576,049

		6,842,048,574
CONSUMER STAPLES: 2.9%
FOOD & STAPLES RETAILING: 2.1%
Wal-Mart Stores, Inc.	15,007,850	797,517,149
Walgreen Co.	2,767,575	117,511,235

		915,028,384
FOOD, BEVERAGE & TOBACCO: 0.8%
Diageo PLC ADR(b) (United Kingdom)	1,526,400	124,966,368
Unilever PLC ADR(b) (United Kingdom)	6,900,000	223,491,000

		348,457,368

		1,263,485,752
ENERGY: 9.5%
Baker Hughes, Inc.	11,106,750	805,905,780
Chevron Corp.	7,808,080	802,982,947
Occidental Petroleum Corp.	10,361,100	1,077,968,844
Royal Dutch Shell PLC ADR(b) (United Kingdom)	2,312,564	165,926,467
Schlumberger, Ltd.(b) (Curacao/United States)	15,121,212	1,306,472,717

		4,159,256,755
FINANCIALS: 16.3%
BANKS: 5.5%
BB&T Corp.	12,284,044	329,703,741
HSBC Holdings PLC ADR(b) (United Kingdom)	5,745,529	285,093,149
SunTrust Banks, Inc.	6,656,433	171,735,971
U.S. Bancorp	6,681,500	170,445,065
Wells Fargo & Co.	52,224,541	1,465,420,621

		2,422,398,547

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 8.8%
Bank of America Corp.	1,065,600	$11,678,976
Bank of New York Mellon Corp.	32,220,824	825,497,511
Capital One Financial Corp.(c)	30,330,911	1,567,198,171
Charles Schwab Corp.	34,511,200	567,709,240
Credit Suisse Group AG ADR(b) (Switzerland)	3,748,000	146,246,960
Goldman Sachs Group, Inc.	2,358,700	313,919,383
Legg Mason, Inc.	1,926,452	63,110,568
SLM Corp.(c)	23,090,182	388,145,959

		3,883,506,768
INSURANCE: 2.0%
AEGON NV(a),(b) (Netherlands)	55,934,972	380,357,810
Genworth Financial, Inc., Class A(a)	13,102,457	134,693,258
Loews Corp.	459,801	19,353,024
The Travelers Companies, Inc.	5,546,450	323,801,751

		858,205,843

		7,164,111,158
HEALTH CARE: 20.6%
HEALTH CARE EQUIPMENT & SERVICES: 2.0%
Boston Scientific Corp.(a)	68,965,500	476,551,605
CareFusion Corp.(a)	703,514	19,114,475
Covidien PLC (b) (Ireland)	2,139,891	113,906,398
Medtronic, Inc.	6,382,400	245,913,872

		855,486,350
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 18.6%
Amgen, Inc.(a)	18,590,700	1,084,767,345
Gilead Sciences, Inc.(a)	2,719,048	112,595,778
GlaxoSmithKline PLC ADR(b) (United Kingdom)	27,925,000	1,197,982,500
Merck & Co., Inc.	37,926,100	1,338,412,069
Novartis AG ADR(b) (Switzerland)	21,726,300	1,327,694,193
Pfizer, Inc.	50,694,564	1,044,308,018
Regeneron Pharmaceuticals, Inc.(a)	145,128	8,230,209
Roche Holding AG ADR(b) (Switzerland)	18,300,000	767,868,000
Sanofi ADR(b) (France)	31,997,129	1,285,324,672

		8,167,182,784

		9,022,669,134
INDUSTRIALS: 6.7%
CAPITAL GOODS: 3.7%
General Electric Co.	68,096,075	1,284,291,975
Tyco International, Ltd.(b) (Switzerland)	6,842,275	338,213,653

		1,622,505,628
COMMERCIAL & PROFESSIONAL SERVICES: 0.6%
Dun & Bradstreet Corp.	830,935	62,768,830
Pitney Bowes, Inc.(c)	8,389,350	192,871,156

		255,639,986

PAGE 7 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

COMMON STOCKS (continued)

	SHARES	VALUE
TRANSPORTATION: 2.4%
FedEx Corp.	10,973,899	$1,040,874,320

		2,919,019,934
INFORMATION TECHNOLOGY: 21.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.2%
Maxim Integrated Products, Inc.(c)	20,716,400	529,511,184

SOFTWARE & SERVICES: 9.6%
AOL, Inc.(a),(c)	7,545,922	149,862,011
BMC Software, Inc.(a)	6,050,140	330,942,658
Cadence Design Systems, Inc.(a),(c)	21,232,700	224,217,312
Computer Sciences Corp.(c)	8,836,552	335,435,514
Compuware Corp.(a),(c)	15,838,112	154,579,973
EBay, Inc.(a)	24,579,100	793,167,557
Electronic Arts, Inc.(a),(c)	20,456,077	482,763,417
Equinix, Inc.(a)	505,200	51,035,304
Microsoft Corp.	24,600,000	639,600,000
Symantec Corp.(a)	33,709,200	664,745,424
Synopsys, Inc.(a),(c)	13,895,769	357,260,221

		4,183,609,391
TECHNOLOGY, HARDWARE & EQUIPMENT: 10.7%
Hewlett-Packard Co.	51,464,995	1,873,325,818
Molex, Inc.	2,511,000	64,708,470
Molex, Inc., Class A	8,599,230	184,711,461
Motorola Mobility Holdings, Inc.(a),(c)	15,863,901	349,640,378
Motorola Solutions, Inc.(a)	10,949,433	504,111,895
Nokia Corp. ADR(b) (Finland)	45,513,300	292,195,386
TE Connectivity, Ltd.(b) (Switzerland)	14,572,475	535,684,181
Telefonaktiebolaget LM Ericsson ADR(b) (Sweden)	17,895,900	257,343,042
Xerox Corp.	62,009,582	645,519,749

		4,707,240,380

		9,420,360,955
MATERIALS: 2.9%
Celanese Corp., Series A	2,302,003	122,719,780
Cemex SAB de CV ADR(a),(b) (Mexico)	22,171,088	190,671,357
Domtar Corp.	899,859	85,234,644
Dow Chemical Co.	18,439,345	663,816,420
Vulcan Materials Co.	5,742,625	221,263,341

		1,283,705,542
TELECOMMUNICATION SERVICES: 3.0%
Sprint Nextel Corp.(a)	129,934,139	700,345,009
Vodafone Group PLC ADR(b) (United Kingdom)	23,253,900	621,344,208

		1,321,689,217

TOTAL COMMON STOCKS (Cost $38,041,320,085)		$43,396,347,021

SHORT-TERM INVESTMENTS: 0.3%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$43,403,158	$43,403,158

REPURCHASE AGREEMENT: 0.2%
Fixed Income Clearing Corporation(d) 0.01%, dated 6/30/11, due 7/1/11, maturity value $84,227,023	84,227,000	84,227,000

TOTAL SHORT-TERM INVESTMENTS (Cost $127,630,158)		$127,630,158

TOTAL INVESTMENTS (Cost $38,168,950,243)	99.3%	$43,523,977,179
OTHER ASSETS LESS LIABILITIES	0.7%	323,792,084

NET ASSETS	100.0%	$43,847,769,263

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	See Note 8 regarding holdings of 5% voting securities
(d)	Repurchase agreement is collateralized by Fannie Mae 4.375%, 9/15/12. Total collateral value is $85,913,699.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 8

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2011
ASSETS:
Investments, at value
Unaffiliated issuers (cost $34,068,944,245)	$39,373,508,998
Affiliated issuers (cost $4,100,005,999)	4,150,468,181

43,523,977,179
Receivable for investments sold	276,497,722
Receivable for Fund shares sold	27,597,046
Dividends and interest receivable	96,519,367
Prepaid expenses and other assets	65,411

43,924,656,725

LIABILITIES:
Payable for investments purchased	11,567,979
Payable for Fund shares redeemed	45,534,474
Management fees payable	17,751,237
Accrued expenses	2,033,772

76,887,462

NET ASSETS	$43,847,769,263

NET ASSETS CONSIST OF:
Paid in capital	$44,857,102,948
Undistributed net investment income	31,850,299
Accumulated net realized loss	(6,396,210,920)
Net unrealized appreciation	5,355,026,936

$43,847,769,263

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	385,924,024
Net asset value per share	$113.62

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2011
INVESTMENT INCOME:
Dividends (net of foreign taxes of $23,165,561)
Unaffiliated issuers	$466,176,200
Affiliated issuers	25,001,817
Interest	103,717

491,281,734

EXPENSES:
Management fees	110,635,642
Custody and fund accounting fees	304,252
Transfer agent fees	2,109,948
Professional services	74,355
Shareholder reports	695,402
Registration fees	162,685
Trustees’ fees	109,400
Miscellaneous	860,772

114,952,456

NET INVESTMENT INCOME	376,329,278

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss)
Unaffiliated issuers	164,397,448
Affiliated issuers	(116,056,447)
Net change in unrealized appreciation	2,244,129,328

Net realized and unrealized gain	2,292,470,329

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,668,799,607

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
OPERATIONS:
Net investment income	$376,329,278	$506,082,111
Net realized gain	48,341,001	879,922,337
Net change in unrealized appreciation/depreciation	2,244,129,328	3,815,009,018

	2,668,799,607	5,201,013,466

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(350,579,033)	(507,775,906)
Net realized gain	—	—

Total distributions	(350,579,033)	(507,775,906)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	2,920,690,857	6,076,073,491
Reinvestment of distributions	330,449,621	479,511,504
Cost of shares redeemed	(4,759,193,399)	(8,202,331,378)

Net decrease from Fund share transactions	(1,508,052,921)	(1,646,746,383)

Total increase in net assets	810,167,653	3,046,491,177

NET ASSETS:
Beginning of period	43,037,601,610	39,991,110,433

End of period (including undistributed net investment income of $31,850,299 and $6,100,054, respectively)	$43,847,769,263	$43,037,601,610

SHARE INFORMATION:
Shares sold	25,762,126	62,171,956
Distributions reinvested	2,975,044	4,856,472
Shares redeemed	(42,180,212)	(83,626,447)

Net decrease in shares outstanding	(13,443,042)	(16,598,019)

PAGE 9 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities are valued at amortized cost, which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the

Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DODGE & COX STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2011:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Common Stocks(b)	$43,396,347,021	$—
Money Market Fund	43,403,158	—
Repurchase Agreement	—	84,227,000

Total	$43,439,750,179	$84,227,000

(a)	At June 30, 2011, the Fund held no securities that were considered to be Level 3 securities (those valued using significant unobservable inputs).
(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, in-kind redemptions, and net short-term realized gain/(loss). During the period, the Fund recognized net realized gains of $92,416,445 from the delivery of appreciated securities in an in-kind redemption transaction. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and therefore will not be distributed to shareholders. At June 30, 2011, the cost of investments for federal income tax purposes was $38,224,067,472.

Distributions during the six months ended June 30, 2011, and for the year ended December 31, 2010, were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
Ordinary income	$350,579,033	$507,775,906
	($0.900 per share)	($1.230 per share)

Long-term capital gain	—	—

At June 30, 2011, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$9,030,869,563
Unrealized depreciation	(3,730,959,856)

Net unrealized appreciation	5,299,909,707
Undistributed ordinary income	31,850,299
Accumulated capital loss(a)	(44,075,443)
Capital Loss carryforward(b)	(6,297,018,248)
(a)	Represents capital loss realized for tax purposes during the period from January 1, 2011 to June 30, 2011.
(b)

Represents accumulated capital loss as of December 31, 2010, which may be carried forward to offset future capital gains. During 2010, the Fund utilized $596,359,153 of the carryforward. If not utilized, the remaining capital loss carryforward will expire in 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

PAGE 11 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

The Fund also participates with the Funds in a committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The total amount of the Line of Credit was increased from $200 million to $500 million on June 28, 2011. The maximum amount available to the Fund is $250 million. The Fund pays a commitment fee on its pro-rata portion of the Line of Credit, which amounted to $43,420 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2011, purchases and sales of securities, other than short-term securities, aggregated $3,333,894,540 and $4,817,458,353, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2011, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

NOTE 8—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six-month period ended June 30, 2011. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period		Dividend Income(a)		Value at End of Period
AOL, Inc.	7,585,522	—	(39,600)	7,545,922		$—	(b)	$149,862,011
Cadence Design Systems, Inc.	23,069,000	—	(1,836,300)	21,232,700		—	(b)	224,217,312
Capital One Financial Corp.	31,947,811	—	(1,616,900)	30,330,911		3,163,091		1,567,198,171
Computer Sciences Corp.	6,661,900	2,220,052	(45,400)	8,836,552		3,203,701		335,435,514
Compuware Corp.	20,885,512	—	(5,047,400)	15,838,112		—	(b)	154,579,973
Electronic Arts, Inc.	21,066,077	—	(610,000)	20,456,077		—	(b)	482,763,417
Maxim Integrated Products, Inc.	22,634,600	—	(1,918,200)	20,716,400		8,700,888		529,511,184
Motorola Mobility Holdings Inc.	—	15,863,901	—	15,863,901	(d)	—	(b)	349,640,378
Pitney Bowes, Inc.	10,192,550	—	(1,803,200)	8,389,350		7,503,119		—	(c)
SLM Corp.	25,945,682	—	(2,855,500)	23,090,182		2,431,018		—	(c)
Synopsys, Inc.	14,270,269	—	(374,500)	13,895,769		—	(b)	357,260,221

						$25,001,817		$4,150,468,181

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at period end
(d)	Spun-off from MOT on January 4, 2011.

DODGE & COX STOCK FUND ▪ PAGE 12

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2011(a)		2010	2009	2008	2007	2006

Net asset value, beginning of period	$107.76		$96.14	$74.37	$138.26	$153.46	$137.22
Income from investment operations:
Net investment income	0.97		1.23	1.15	1.91	2.30	2.15
Net realized and unrealized gain/(loss)	5.79		11.62	21.82	(59.83)	(1.90)	23.12

Total from investment operations	6.76		12.85	22.97	(57.92)	0.40	25.27

Distributions to shareholders from:
Net investment income	(0.90)		(1.23)	(1.20)	(1.84)	(2.34)	(2.12)
Net realized gain	—		—	—	(4.13)	(13.26)	(6.91)

Total distributions	(0.90)		(1.23)	(1.20)	(5.97)	(15.60)	(9.03)

Net asset value, end of period	113.62		$107.76	$96.14	$74.37	$138.26	$153.46

Total return	6.29%		13.48%	31.27%	(43.31)%	0.14%	18.54%
Ratios/supplemental data:
Net assets, end of period (millions)	$43,848		$43,038	$39,991	$32,721	$63,291	$66,185
Ratio of expenses to average net assets	0.52	%(b)	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.70	%(b)	1.25%	1.42%	1.75%	1.44%	1.48%
Portfolio turnover rate	7%		12%	18%	31%	27%	14%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

PAGE 13 ▪ DODGE & COX STOCK FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s website at www.dodgeandcox.com or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 1-800-621-3979. Your request will be implemented within 30 days.

DODGE & COX STOCK FUND ▪ PAGE 14

TRUSTEES AND EXECUTIVE OFFICERS

Kenneth E. Olivier, Chairman, President, and Trustee

Chairman and Chief Executive Officer, Dodge & Cox

Dana M. Emery, Senior Vice President and Trustee

Co-President, Dodge & Cox

John A. Gunn, Trustee

Chairman Emeritus, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director of Global Research at Goldman Sachs & Co.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Charles F. Pohl, Senior Vice President

Co-President and Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 15 ▪ DODGE & COX STOCK FUND

Global Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2011, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/11 GSF SAR       Printed on recycled paper

2011

Semi-Annual Report

June 30, 2011

Global Stock

Fund

ESTABLISHED 2008

TICKER:  DODWX

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of 3.8% for the six months ended June 30, 2011, compared to 5.3% for the MSCI World Index. On June 30, the Fund had net assets of $2.0 billion with a cash position of 1.5%.

MARKET COMMENTARY

For the first six months of 2011, developed equity markets were up slightly in local currency terms (the MSCI World was up 3.0% in local currency but up 5.3% in U.S. dollars). The S&P 500 Index was up 6.0% year to date, and the U.S. dollar’s depreciation had a positive effect on overall performance for other areas. The MSCI EAFE (Europe, Australia, Far East) Index was up 5.0% in U.S. dollars but only 0.2% in local currency terms. Emerging markets hit a speed bump and were down 2.0% in local terms (up 0.9% in U.S. dollars). The U.S. dollar’s depreciation against developed and emerging market currencies had a roughly two-percentage-point positive effect on the Fund’s performance.

There are many concerns weighing on the market: economic growth has been slower than expected in the developed world; European sovereign debt fears escalated again with the potential default by Greece; the U.S. housing market deepened its slump, with the Case-Shiller Index reporting that home prices hit a new low in March; the effects of the Japanese earthquake and tsunami continued to impact supply chains around the world; and inflation measures rose in many emerging markets. Yet, corporate balance sheets are robust and corporate earnings results continue to be strong. On June 30, the MSCI World traded at 12 times estimated forward earnings, which is low relative to the historical average. We believe that equity valuations are attractive and the Fund is well positioned for long-term investors with the patience to endure short-term volatility.

INVESTMENT STRATEGY

While we analyze how economic conditions and current events can influence specific industries and companies, macroeconomic forecasts are not the primary consideration in our decision-making process. The Fund’s holdings are a result of our bottom-up fundamental research, which evaluates individual companies and their long-term prospects in relation to valuation. Information Technology and Financials are two areas of the Fund that have underperformed the overall market in the first half of 2011. We continue to re-assess the valuations, long-term opportunities, and risks for each company in the portfolio, and the Fund continues to have significant exposure to both sectors (13% and 24%, respectively, as of June 30). We are invested in well-capitalized business franchises with attractive valuations in both areas, and we believe they have the potential to make positive contributions to the Fund’s performance during the next three to five years.

Technology: Durable Franchises

Technology has been the poorest performing sector in both the Fund and the MSCI World for the first half of 2011. Within technology, we seek to invest in attractively valued, well-established franchises with solid fundamentals, high free cash flow, and good long-term growth prospects. We avoid technology companies experiencing rapid growth where the high valuations, in our opinion, already reflect investors’ expectations for continued strong growth. The recent uptick in U.S. technology IPOs is evidence of investors’ appetite for high-growth companies. In contrast, Hewlett-Packard(a) and Microsoft are two examples of leading technology franchises held in the Fund for their low valuations and reasonable growth potential going forward.

Hewlett-Packard’s (H-P’s) stock price fell 13.5% in the first half of this year. Much of that price decline can be attributed to investors’ concerns about low revenue growth and whether a new management team can continue the cost discipline initiated under former CEO Mark Hurd. In addition, some of H-P’s businesses are facing increased competitive pressures (e.g., personal computers in the face of growth of tablet computers). However, H-P is a global leader in services and printers, which provide more than 60% of its profits. Geographically, more than 60% of the company’s sales come from outside the United States, and we expect emerging markets to drive most of the future growth. We believe that H-P’s leadership in its core businesses of servers, services, and printers will enable the company to

PAGE 1 ▪ DODGE & COX GLOBAL STOCK FUND

continue to grow around the world in the years ahead. H-P’s valuation declined to a low of 0.6 times sales and 7 times estimated forward earnings on June 30. We added to H-P during 2011, and it was the largest position in the Fund (3.5%) on June 30.

Microsoft, the world’s largest software company, is a new holding in the Fund; we initiated a position during the first half of the year. Microsoft has more than $65 billion in sales, and major franchises include its flagship Windows and Office products. Microsoft’s balance sheet is well fortified with $50 billion in cash. Expected annual free cash flow is more than $20 billion. In addition, the company has invested to create opportunities for growth beyond its core businesses. Despite these positives, Microsoft’s valuation is at historical lows of less than ten times forward earnings and free cash flow. This leads us to believe that its valuation reflects investors’ low expectations. While we acknowledge Microsoft’s growth prospects are not as strong as in the past, we are optimistic about its potential to generate cash and invest profitably.

Financials: Low Valuations

The Fund had a higher weighting in the Financials sector than the MSCI World on June 30 (24% versus 20%). The Financials sector has lagged the overall market during the past three years and was among the poorest performing sectors in the first half of 2011. The sector has experienced recent turbulence due to the lingering effects of the credit crisis and regulatory changes. However, there are reasons for optimism about the prospects of individual companies. Two substantial holdings, Wells Fargo and Swiss Re, are highlighted below.

Wells Fargo is the second largest bank by deposits in the United States, and Swiss Re is the world’s second largest reinsurer. Both are strong franchises that have emphasized profitable growth. Both firms trade at historically low multiples of price to book value. Acting conservatively, both Wells Fargo and Swiss Re have been building up capital reserves, setting the stage for future earnings growth. Wells Fargo’s disciplined management team has made strategic acquisitions, and the bank could return to higher profitability as charge-offs diminish and loan growth improves. Swiss Re has a highly motivated management team whose interests are well aligned with shareholders, enjoys a leadership position in several reinsurance markets, and is a disciplined underwriter. Should earnings grow for both companies, we anticipate opportunities for future dividend growth and share repurchases. Both sell at low valuations and we are optimistic about their return potential.

IN CLOSING

The past three years have been challenging for equity investors, but we are still optimistic about the long-term opportunity for equities. We remain committed to seeking out attractive investments, and we will persist with Dodge & Cox’s proven investing style.

Every member of our team is a shareholder of the Dodge & Cox Funds, and we encourage our fellow shareholders to share our long-term perspective when investing. Our optimism about the Fund’s potential to outperform is based on our knowledge that the holdings in the Fund have been selected using our bottom-up investment philosophy with emphasis on individual company analysis and price discipline. These elements have served us well since the firm’s inception in 1930.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Charles F. Pohl Senior Vice President

July 28, 2011

(a)	We use these examples to illustrate our investment process, not to imply that we think they are more attractive than the Fund’s other holdings.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 2

SEMI-ANNUAL PERFORMANCE REVIEW

The Fund underperformed the MSCI World by 1.5 percentage points year to date.

Key Detractors from Relative Results

▪

Weak returns from holdings in the Information Technology sector (down 5% versus up 1% for the MSCI World sector) detracted from results. Nintendo (down 36%), Nokia (down 35%), and Hewlett-Packard (down 13%) were weak performers.

▪

Weak returns from holdings in the Financials sector (flat versus up 2% for the MSCI World sector), combined with a higher average weighting (25% versus 20%), hurt results. Goldman Sachs (down 20%), Bank of New York Mellon (down 15%), and Wells Fargo (down 9%) were notable detractors.

▪	Weak relative returns from holdings in the Telecommunication Services sector (up 3% versus up 8% for the MSCI World sector) had a negative impact.
▪	Additional detractors included LG Electronics (down 25%), Cemex (down 16%), and Naspers (down 4%).

Key Contributors to Relative Results

▪	The Fund’s overweight position in the Health Care sector, the strongest sector of the market, contributed to results. Sanofi (up 30%) and Roche (up 17%) were strong performers.
▪	Relative returns in the Materials sector (up 8% versus up 1% for the MSCI World sector) helped performance. Domtar (up 26%) was a notable contributor.
▪	The Fund’s selection of holdings in the Automobiles industry within the Consumer Discretionary sector (up 18% versus up 5% for the MSCI World industry) also contributed to performance.
▪	Additional contributors included Dish Network (up 56%), Electronic Arts (up 44%), and Capital One (up 22%).

Currency Hedging

Recently, we entered into forward currency contracts to hedge a portion of the Fund’s Swiss Franc exposure. We evaluate currency primarily at the individual company level as part of the risks and opportunities of investing in a company. However, there are times when a currency is at an extreme value, such as the Swiss Franc today. We believe that the Swiss Franc is significantly overvalued compared to the U.S. dollar, and a weakening of the Swiss Franc could hurt the U.S. dollar value of the Fund’s Swiss Franc-denominated holdings.

In making a decision to hedge currency exposure for the Fund, we apply the same framework we use to evaluate any other investment: a review of valuation in relation to long-term fundamentals; a discussion of the potential risks and benefits; a decision-making process that incorporates input from many members of our team; and gradual implementation. Given this deliberate approach, we have hedged on only two occasions: the Euro from Fund inception to October 2008 and the Swiss Franc today.

PAGE 3 ▪ DODGE & COX GLOBAL STOCK FUND

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Investment Policy Committee, which is the decision-making body for the Global Stock Fund, is a seven-member committee with an average tenure at Dodge & Cox of 20 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 4

LEAD INDEPENDENT TRUSTEE’S LETTER

TO OUR SHAREHOLDERS

It is with great pleasure that the Dodge & Cox Funds Board of Trustees welcomes two new Independent Trustees, Ann Mather and Robert B. Morris III. In anticipation of several Independent Trustees reaching the retirement age of 72, Ms. Mather (51) and Mr. Morris (58) were invited to join the Dodge & Cox Funds Board. The four incumbent Independent Trustees are William F. Ausfahl (71), Trustee since 2002; L. Dale Crandall (69), Trustee since 1999; Thomas A. Larsen (61), Trustee since 2002; and John B. Taylor (64), Trustee since 2005. Additionally, three Interested Trustees serve on the Board: Kenneth E. Olivier (59), Chairman of the Board; John A. Gunn (67), Chairman Emeritus; and Dana M. Emery (49).

Ms. Mather and Mr. Morris were appointed by the Board of Trustees after an extensive search by the Funds’ Governance and Nominating Committees, both comprised exclusively of the Funds’ Independent Trustees.

Ann Mather was formerly Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios where she was responsible for finance, administration, business affairs, investor relations, and human resources. She previously served in a variety of executive positions at the Walt Disney Company. Ms. Mather currently serves on a number of public boards, including Google and Netflix.

Robert B. Morris III is a private investor with over 25 years of experience in the securities industry and is a CFA® charterholder. His prior roles include Partner and Managing Director of Global Research at Goldman Sachs. Prior to joining Goldman Sachs, Mr. Morris was a telecommunication services analyst at Prudential-Bache Securities, a general partner and telecommunication services analyst at Montgomery Securities, and a securities analyst at Wells Fargo Investment Advisers.

Finally, Independent Trustee Will “Bill” C. Wood retired from the Board of Trustees on May 17, 2011. It is with heartfelt appreciation that we recognize Bill’s nineteen years of dedicated service to the Dodge & Cox Funds and their shareholders. During his tenure, Bill served in various leadership capacities, including Lead Independent Trustee and Chairman of the Valuation, Governance, and Audit and Compliance Committees. His insight and contributions will be missed.

As always, we welcome your comments and suggestions.

Sincerely,

L. Dale Crandall

Lead Independent Trustee

PAGE 5 ▪ DODGE & COX GLOBAL STOCK FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2011

	1 Year	3 Years	Since Inception (5/01/08)
Dodge & Cox Global Stock Fund	30.37%	2.66%	-1.75%
MSCI World Index	30.52	0.48	-1.69

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 24 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI World is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2011	Beginning Account Value 1/1/2011	Ending Account Value 6/30/2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,038.20	$3.38
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.48	3.35
*	Expenses are equal to the Fund’s annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 6

FUND INFORMATION	June 30, 2011

GENERAL INFORMATION
Net Asset Value Per Share	$9.24
Total Net Assets (billions)	$2.0
2010 Expense Ratio(a)	0.69%
Expense Ratio (1/1/11 to 6/30/11, annualized)	0.67%
Portfolio Turnover Rate (1/1/11 to 6/30/11, unannualized)	9%
30-Day SEC Yield(b)	1.55%
Fund Inception Date	May 1, 2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Investment Policy Committee, whose seven members’ average tenure at Dodge & Cox is 20 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Number of Stocks	99	1,635
Median Market Capitalization (billions)	$26	$9
Weighted Average Market Capitalization (billions)	$67	$68
Price-to-Earnings Ratio(c)	10.6x	11.9x
Countries Represented	23	24
Emerging Markets (Brazil, India, Indonesia, Mexico, Russia, South Africa, South Korea, Thailand, Turkey)	14.2%	0.0%

TEN LARGEST HOLDINGS (%)(d)	Fund
Hewlett-Packard Co. (United States)	3.5
Sanofi (France)	2.9
Roche Holding AG (Switzerland)	2.7
Merck & Co., Inc. (United States)	2.4
Wells Fargo & Co. (United States)	2.4
Novartis AG (Switzerland)	2.1
GlaxoSmithKline PLC (United Kingdom)	2.0
Naspers, Ltd. (South Africa)	2.0
General Electric Co. (United States)	1.9
Bank of New York Mellon Corp. (United States)	1.9

ASSET ALLOCATION

                                    [CHART]

REGION DIVERSIFICATION (%)(e)	Fund	MSCI World
United States	41.2	49.5
Europe (excluding United Kingdom)	29.3	20.3
United Kingdom	9.5	9.6
Japan	5.4	9.0
Latin America	4.9	0.0
Pacific (excluding Japan)	4.2	6.0
Africa/Middle East	4.0	0.3
Canada	0.0	5.3

SECTOR DIVERSIFICATION (%)	Fund	MSCI World
Financials	24.1	19.5
Health Care	17.9	9.8
Information Technology	13.1	11.2
Consumer Discretionary	12.2	10.5
Telecommunication Services	8.6	4.2
Industrials	6.9	11.5
Energy	6.3	11.4
Materials	5.2	8.2
Consumer Staples	4.2	9.9
Utilities	0.0	3.8

(a)	2010 expense ratio per Fund prospectus, dated May 1, 2011.
(b)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(c)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(e)

The Fund may classify a company in a different category than the MSCI World. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 7 ▪ DODGE & COX GLOBAL STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

COMMON STOCKS: 97.3%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.2%
AUTOMOBILES & COMPONENTS: 2.4%
Bayerische Motoren Werke AG (Germany)	164,900	$16,431,691
Mahindra & Mahindra, Ltd. (India)	264,306	4,155,778
Yamaha Motor Co., Ltd.(a) (Japan)	1,482,400	27,226,815

		47,814,284
CONSUMER DURABLES & APPAREL: 1.8%
LG Electronics, Inc. (South Korea)	184,800	14,423,526
Panasonic Corp. (Japan)	1,227,000	14,993,476
Sony Corp. (Japan)	268,000	7,093,849

		36,510,851
MEDIA: 7.0%
Comcast Corp., Class A (United States)	1,180,600	29,916,404
DISH Network Corp., Class A(a) (United States)	414,100	12,700,447
Grupo Televisa SA ADR (Mexico)	431,600	10,617,360
Naspers, Ltd. (South Africa)	713,600	40,385,914
News Corp., Class A (United States)	467,445	8,273,777
Television Broadcasts, Ltd. (Hong Kong)	2,523,100	16,708,113
Time Warner Cable, Inc. (United States)	153,171	11,953,465
Time Warner, Inc. (United States)	350,266	12,739,174

		143,294,654
RETAILING: 1.0%
Home Depot, Inc. (United States)	257,000	9,308,540
Liberty Interactive, Series A(a) (United States)	716,357	12,013,307

		21,321,847

		248,941,636
CONSUMER STAPLES: 4.2%
FOOD & STAPLES RETAILING: 1.3%
Wal-Mart Stores, Inc. (United States)	482,400	25,634,736

FOOD, BEVERAGE & TOBACCO: 2.9%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	1,602,600	21,674,168
Diageo PLC ADR (United Kingdom)	265,600	21,744,672
Unilever PLC (United Kingdom)	505,300	16,306,425

		59,725,265

		85,360,001
ENERGY: 5.1%
Baker Hughes, Inc. (United States)	168,187	12,203,649
Chevron Corp. (United States)	118,600	12,196,824
OAO Lukoil ADR (Russia)	150,400	9,566,215
Occidental Petroleum Corp. (United States)	155,425	16,170,417
Royal Dutch Shell PLC ADR (United Kingdom)	241,081	17,148,091
Schlumberger, Ltd. (Curacao/United States)	415,800	35,925,120

		103,210,316

	SHARES	VALUE
FINANCIALS: 24.1%
BANKS: 9.9%
Banco Santander SA (Spain)	1,846,273	$21,303,135
Bank of Yokohama, Ltd. (Japan)	2,118,400	10,593,414
Barclays PLC (United Kingdom)	6,518,900	26,833,149
BB&T Corp. (United States)	646,700	17,357,428
HSBC Holdings PLC (United Kingdom)	1,793,710	17,794,553
Kasikornbank PCL Foreign (Thailand)	2,235,000	9,132,694
Standard Bank Group, Ltd. (South Africa)	649,200	9,606,387
Standard Chartered PLC (United Kingdom)	554,722	14,576,782
SunTrust Banks, Inc. (United States)	313,795	8,095,911
Unicredit SPA (Italy)	8,182,333	17,306,700
Wells Fargo & Co. (United States)	1,717,773	48,200,710

		200,800,863
DIVERSIFIED FINANCIALS: 9.0%
Bank of America Corp. (United States)	1,180,400	12,937,184
Bank of New York Mellon Corp. (United States)	1,498,700	38,396,694
Capital One Financial Corp. (United States)	691,900	35,750,473
Charles Schwab Corp. (United States)	1,667,300	27,427,085
Credit Suisse Group AG (Switzerland)	900,700	35,008,670
Goldman Sachs Group, Inc. (United States)	129,200	17,195,228
Haci Omer Sabanci Holding AS (Turkey)	3,774,488	15,865,466

		182,580,800
INSURANCE: 4.1%
AEGON NV(a) (Netherlands)	4,497,474	30,651,153
Dai-ichi Life Insurance Co., Ltd. (Japan)	9,585	13,420,628
Swiss Life Holding AG (Switzerland)	70,600	11,575,091
Swiss Re, Ltd. (Switzerland)	505,300	28,373,730

		84,020,602
REAL ESTATE: 1.1%
BR Malls Participacoes SA (Brazil)	1,193,600	13,651,850
Hang Lung Group, Ltd. (Hong Kong)	1,327,500	8,478,066

		22,129,916

		489,532,181
HEALTH CARE: 17.9%
HEALTH CARE EQUIPMENT & SERVICES: 0.9%
Boston Scientific Corp.(a) (United States)	1,420,200	9,813,582
Medtronic, Inc. (United States)	221,200	8,522,836

		18,336,418
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 17.0%
Amgen, Inc.(a) (United States)	643,700	37,559,895
Bayer AG (Germany)	399,320	32,103,752
Gilead Sciences, Inc.(a) (United States)	230,000	9,524,300
GlaxoSmithKline PLC ADR (United Kingdom)	926,200	39,733,980

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

COMMON STOCKS (continued)

	SHARES	VALUE
GlaxoSmithKline PLC (United Kingdom)	94,800	$2,029,731
Merck & Co., Inc. (United States)	1,404,600	49,568,334
Novartis AG (Switzerland)	68,800	4,214,514
Novartis AG ADR (Switzerland)	624,700	38,175,417
Pfizer, Inc. (United States)	856,300	17,639,780
Regeneron Pharmaceuticals, Inc.(a) (United States)	24,700	1,400,737
Roche Holding AG (Switzerland)	323,800	54,171,428
Sanofi (France)	734,862	59,063,818

		345,185,686

		363,522,104
INDUSTRIALS: 6.9%
CAPITAL GOODS: 5.8%
General Electric Co. (United States)	2,100,300	39,611,658
Koninklijke Philips Electronics NV (Netherlands)	711,319	18,255,486
Mitsubishi Electric Corp. (Japan)	1,453,700	16,882,780
Schneider Electric SA (France)	71,589	11,960,513
Tyco International, Ltd. (Switzerland)	416,600	20,592,538
Wienerberger AG (Austria)	557,180	10,251,082

		117,554,057
TRANSPORTATION: 1.1%
FedEx Corp. (United States)	247,800	23,503,830

		141,057,887
INFORMATION TECHNOLOGY: 13.1%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.4%
Maxim Integrated Products, Inc. (United States)	344,000	8,792,640

SOFTWARE & SERVICES: 6.1%
AOL, Inc.(a) (United States)	656,369	13,035,488
Cadence Design Systems, Inc.(a) (United States)	580,800	6,133,248
EBay, Inc.(a) (United States)	515,900	16,648,093
Electronic Arts, Inc.(a) (United States)	532,300	12,562,280
Microsoft Corp. (United States)	1,194,700	31,062,200
Nintendo Co., Ltd. (Japan)	106,100	19,980,838
Symantec Corp.(a) (United States)	756,600	14,920,152
Synopsys, Inc.(a) (United States)	356,800	9,173,328

		123,515,627

	SHARES	VALUE
TECHNOLOGY, HARDWARE & EQUIPMENT: 6.6%
Hewlett-Packard Co. (United States)	1,975,500	$71,908,200
Nokia Oyj (Finland)	3,927,300	25,364,881
TE Connectivity, Ltd. (Switzerland)	385,900	14,185,684
Telefonaktiebolaget LM Ericsson (Sweden)	702,188	10,099,249
Xerox Corp. (United States)	1,163,000	12,106,830

		133,664,844

		265,973,111
MATERIALS: 5.2%
Celanese Corp., Series A (United States)	161,400	8,604,234
Cemex SAB de CV ADR(a) (Mexico)	2,012,442	17,307,001
Domtar Corp. (United States)	197,316	18,689,772
Dow Chemical Co. (United States)	317,600	11,433,600
Duratex SA (Brazil)	1,554,200	13,155,404
Lafarge SA (France)	469,208	29,901,704
Norsk Hydro ASA (Norway)	1,022,675	7,830,732

		106,922,447
TELECOMMUNICATION SERVICES: 8.6%
America Movil SAB de CV, Series L (Mexico)	15,100,700	20,364,697
MTN Group, Ltd. (South Africa)	1,455,100	31,004,067
PT Telekomunik Indonesia ADR (Indonesia)	976,000	33,672,000
Telecom Italia SPA-RSP (Italy)	23,801,100	27,699,656
Telefonica SA (Spain)	534,300	13,065,744
Telekom Austria AG (Austria)	797,500	10,172,509
Vodafone Group PLC ADR (United Kingdom)	1,424,500	38,062,640

		174,041,313

TOTAL COMMON STOCKS (Cost $1,729,960,416)		$1,978,560,996

PREFERRED STOCKS: 1.2%
ENERGY: 1.2%
Petroleo Brasileiro SA ADR (Brazil)	434,600	$13,333,528
Ultrapar Participacoes SA ADR (Brazil)	591,200	10,718,456

TOTAL PREFERRED STOCKS (Cost $16,846,146)		$24,051,984

PAGE 9 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

SHORT-TERM INVESTMENTS: 1.1%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$2,023,240	$2,023,240

REPURCHASE AGREEMENT: 1.0%
Fixed Income Clearing Corporation(b) 0.01%, dated 6/30/11, due 7/1/11, maturity value $19,413,005	19,413,000	19,413,000

TOTAL SHORT-TERM INVESTMENTS (Cost $21,436,240)		$21,436,240

TOTAL INVESTMENTS (Cost $1,768,242,802)	99.6%	$2,024,049,220
OTHER ASSETS LESS LIABILITIES	0.4%	8,452,848

NET ASSETS	100.0%	$2,032,502,068

(a)	Non-income producing
(b)	Repurchase agreement is collateralized by Freddie Mac 0.515%, 11/26/12. Total collateral value is $19,803,988.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

Forward Foreign Currency Contracts

As of June 30, 2011, open forward foreign currency contracts are summarized as follows:

Contracts to Sell	Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
3,300,000 CHF	July 2011	$3,925,564	$(167,364)
9,700,000 CHF	August 2011	11,540,078	(256,434)
3,100,000 CHF	September 2011	3,689,019	47,726

		$19,154,661	$(376,072)

Currency Abbreviations

CHF—Swiss Franc

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 10

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2011
ASSETS:
Investments, at value (cost $1,768,242,802)	$2,024,049,220
Cash denominated in foreign currency (cost $262,056)	262,811
Receivable for investments sold	19,651,290
Unrealized appreciation on foreign currency contracts	47,726
Receivable for Fund shares sold	2,280,938
Dividends and interest receivable	5,969,059
Prepaid expenses and other assets	1,899

2,052,262,943

LIABILITIES:
Payable for investments purchased	13,035,901
Unrealized depreciation on foreign currency contracts	423,798
Payable for Fund shares redeemed	4,496,007
Management fees payable	983,804
Accrued foreign capital gain tax	570,541
Accrued expenses	250,824

19,760,875

NET ASSETS	$2,032,502,068

NET ASSETS CONSIST OF:
Paid in capital	$1,777,832,354
Undistributed net investment income	24,912,209
Accumulated net realized loss	(25,142,897)
Net unrealized appreciation (net of accrued foreign capital gain tax of $570,541)	254,900,402

$2,032,502,068

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	219,896,337
Net asset value per share	$9.24

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2011
INVESTMENT INCOME:
Dividends (net of foreign taxes of $2,534,126)	$31,374,864
Interest	9,373

31,384,237

EXPENSES:
Management fees	5,824,225
Custody and fund accounting fees	152,694
Transfer agent fees	148,212
Professional services	91,557
Shareholder reports	46,841
Registration fees	104,213
Trustees’ fees	109,400
Miscellaneous	14,742

6,491,884

NET INVESTMENT INCOME	24,892,353

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss)
Investments (net of foreign capital gain tax of $689,422)	45,027,043
Foreign currency transactions	(500,758)
Net change in unrealized appreciation
Investments (including net decrease in accrued foreign capital gain tax of $557,398)	(1,391,743)
Foreign currency transactions	(311,892)

Net realized and unrealized gain	42,822,650

NET INCREASE IN NET ASSETS FROM OPERATIONS	$67,715,003

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
OPERATIONS:
Net investment income	$24,892,353	$14,657,050
Net realized gain	44,526,285	26,521,021
Net change in unrealized appreciation	(1,703,635)	156,982,479

	67,715,003	198,160,550

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(14,456,000)
Net realized gain	—	—

Total distributions	—	(14,456,000)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	285,004,534	895,416,650
Reinvestment of distributions	—	13,491,932
Cost of shares redeemed	(136,956,409)	(189,656,529)

Net increase from Fund share transactions	148,048,125	719,252,053

Total increase in net assets	215,763,128	902,956,603

NET ASSETS:
Beginning of period	1,816,738,940	913,782,337

End of period (including undistributed net investment income of $24,912,209 and $19,856, respectively)	$2,032,502,068	$1,816,738,940

SHARE INFORMATION:
Shares sold	30,650,894	110,491,862
Distributions reinvested	—	1,524,512
Shares redeemed	(14,905,333)	(23,426,538)

Net increase in shares outstanding	15,745,561	88,589,836

PAGE 11 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost, which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value per share (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. Because trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of foreign securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by a pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS (unaudited)

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions. The Fund endeavors to record foreign taxes based on applicable foreign tax law.

Forward foreign currency exchange contracts A forward foreign currency exchange contract represents an obligation to purchase or sell a specific foreign currency at a future date and at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

On April 27, 2011, the Fund entered into foreign currency contracts to hedge foreign currency risks associated with portfolio investments denominated in Swiss Francs. From that date through June 30, 2011, the Fund held forward foreign currency contracts with U.S. dollar total values ranging from 0.2% to 0.9% of net assets.

Foreign currency translation The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Foreign currency gains and losses related to investments are included with the reported net realized and unrealized gains (losses) on investment transactions.

Net realized and unrealized gains (losses) on foreign currency transactions arise from the following: holding/disposing of foreign currency, currency gains (losses) between the trade and settlement dates on securities transactions, currency gains (losses) between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose such taxes.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)

PAGE 13 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2011:

Security Classification(a)(b)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$107,522,474		$141,419,162
Consumer Staples	47,379,408		37,980,593
Energy	93,644,101		9,566,215
Financials	219,012,563		270,519,618
Health Care	211,938,861		151,583,243
Industrials	83,708,026		57,349,861
Information Technology	210,528,143		55,444,968
Materials	69,190,011		37,732,436
Telecommunication Services	92,099,337		81,941,976
Preferred Stocks
Energy	24,051,984		—
Short-term Investments
Money Market Fund	2,023,240		—
Repurchase Agreement	—		19,413,000

Total Securities	$1,161,098,148		$862,951,072
Other Financial Instruments
Forward Foreign Currency Contracts	$(376,072	)(c)	$—

(a)	At June 30, 2011, the Fund held no securities that were considered to be Level 3 securities (those valued using significant unobservable inputs).
(b)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE move from a Level 1 to Level 2 classification.

(c)	Represents net unrealized depreciation on forward foreign currency contracts.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain/ (loss) on investments, and foreign currency realized gain/ (loss). At June 30, 2011, the cost of investments for federal income tax purposes was $1,771,464,063.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS (unaudited)

Distributions during the six months ended June 30, 2011, and for the year ended December 31, 2010, were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
Ordinary income	—	$14,456,000
		($0.078 per share)

Long-term capital gain	—	—

At June 30, 2011, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$332,723,776
Unrealized depreciation	(80,709,160)

Net unrealized appreciation	252,014,616
Undistributed ordinary income	24,912,209
Accumulated capital gain(a)	44,526,285
Capital Loss carryforward(b)	(66,447,920)
(a)	Represents capital gain realized for tax purposes during the period from January 1, 2011 to June 30, 2011.
(b)

Represents accumulated capital loss as of December 31, 2010, which may be carried forward to offset future capital gains. During 2010, the Fund utilized $26,750,808 of the carryforward. If not utilized, the remaining capital loss carryforward will expire in 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

The Fund also participates with the Funds in a committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The total amount of the Line of Credit was increased from $200 million to $500 million on June 28, 2011. The maximum amount available to the Fund is $250 million. The Fund pays a commitment fee on its pro-rata portion of the Line of Credit, which amounted to $1,859 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2011, purchases and sales of securities, other than short-term securities, aggregated $431,086,000 and $179,313,601, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2011, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 15 ▪ DODGE & COX GLOBAL STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout the period)	Six Months Ended June 30,		Year Ended December 31,		May 1, 2008 (inception) through December 31,
	2011(a)		2010	2009	2008

Net asset value, beginning of period	$8.90		$7.91	$5.34	$10.00
Income from investment operations:
Net investment income	0.11		0.08	0.06	0.04
Net realized and unrealized gain/(loss)	0.23		0.99	2.57	(4.66)

Total from investment operations	0.34		1.07	2.63	(4.62)

Distributions to shareholders from:
Net investment income	—		(0.08)	(0.06)	(0.04)
Net realized gain	—		—	—	—

Total distributions	—		(0.08)	(0.06)	(0.04)

Net asset value, end of period	$9.24		$8.90	$7.91	$ 5.34

Total return	3.82%		13.51%	49.18%	(46.21)%
Ratios/supplemental data:
Net assets, end of period (millions)	$2,033		$1,817	$914	$468
Ratio of expenses to average net assets	0.67	%(b)	0.69%	0.74%	0.87	%(b)
Ratio of net investment income to average net assets	2.56	%(b)	1.19%	1.09%	1.39	%(b)
Portfolio turnover rate	9%		14%	20%	10%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 16

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s website at www.dodgeandcox.com or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 1-800-621-3979. Your request will be implemented within 30 days.

PAGE 17 ▪ DODGE & COX GLOBAL STOCK FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 18

TRUSTEES AND EXECUTIVE OFFICERS

Kenneth E. Olivier, Chairman, President, and Trustee

Chairman and Chief Executive Officer, Dodge & Cox

Dana M. Emery, Senior Vice President and Trustee

Co-President, Dodge & Cox

John A. Gunn, Trustee

Chairman Emeritus, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director of Global Research at Goldman Sachs & Co.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Charles F. Pohl, Senior Vice President

Co-President and Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 19 ▪ DODGE & COX GLOBAL STOCK FUND

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2011, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/11 ISF SAR       Printed on recycled paper

2011

Semi-Annual Report

June 30, 2011

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 3.0% for the six months ended June 30, 2011, compared to 5.0% for the MSCI EAFE (Europe, Australasia, Far East) Index. On June 30, the Fund had net assets of $46.3 billion with a cash position of 1.9%.

MARKET COMMENTARY

For the first six months of 2011, the MSCI EAFE was up 0.2% in local currency terms. The weakening of the U.S. dollar against most currencies buoyed these returns, with the MSCI EAFE up 5.0% in U.S. dollars. Emerging markets hit a speed bump and were down 2.0% in local terms (up 0.9% in U.S. dollars). The U.S. dollar’s depreciation against developed and emerging market currencies had a roughly four-percentage-point positive effect on the Fund’s performance.

There are many concerns weighing on the market: slower-than-expected economic growth in the developed world; European sovereign debt concerns, including Greece’s potential default; the continued impact of the Japanese earthquake and tsunami on global supply chains; and inflation in the emerging markets. Yet, corporate earnings results continue to be strong and corporate balance sheets are robust. Equity valuations are also attractive: on June 30, the MSCI EAFE traded at 11 times estimated forward earnings, which is low relative to the historical average. Although year-to-date returns have been disappointing, we believe the Fund is well positioned for long-term investors with the patience to endure short-term volatility.

REFLECTIONS ON A DECADE

The International Stock Fund recently celebrated its tenth anniversary. When we formed the Fund, our approach—centered on bottom-up fundamental company analysis, a valuation discipline, a long-term investment horizon, and one team of investment professionals all based in San Francisco—was greeted with skepticism. The conventional wisdom at the time was that successful international investors were characterized by top-down macro analysis, high investment turnover, and investment analysts scattered around the globe.

Since the International Stock Fund’s inception on May 1, 2001, the Fund has had an average annual total return of 9.24% compared to 4.76% for the MSCI EAFE. Looking back, we believe the positive relative returns were the result of our emphasis on individual security analysis, our valuation discipline, and our persistence. We believe this approach will continue to add value over the next decade.

1) Bottom-up security selection was by far the biggest driver of our long-term results. It was more important than macro calls, country selection, or sector allocation. Our analysts travel the world to conduct due diligence on investment candidates. We research competitive positioning, financial condition, management quality, and governance, with an eye toward understanding where our view differs from market consensus.

The Fund’s macro and regional exposure is the result of our bottom-up approach. Looking back, we can see many instances where, attracted by low valuations, we identified companies in sectors or regions that would have appeared unattractive from a top-down perspective. In fact, concerns about the big picture were often what made the companies inexpensive. These individual positions cumulated into portfolio exposures that positioned the Fund to benefit as macro conditions improved.

Ten years ago, the Fund was significantly overweight Energy and Materials. Valuations were low because the consensus view was that the world was awash in supply, and thus low commodity prices (for example, oil was $26 per barrel and copper $1,565 per ton) and profit margins would be the norm. As we examined individual companies, such as BHP Billiton(a), we observed that spending on new capacity had been depressed for some time, creating the potential for tight supply in relation to demand. Moreover, the management was implementing cost-cutting programs and the industry was consolidating, which boded well for margins. As commodity prices rose on the back of China-led world demand—oil up 322% and copper up 503% over the decade—these sectors were among the best performing areas of the market.

From a top-down macroeconomic perspective, there are few places with more dour headlines today than European financials. There are substantive concerns about slow growth in the region and the ability of certain European countries to service their debt, raising concerns

PAGE 1 ▪ DODGE & COX INTERNATIONAL STOCK FUND

about the ramifications of a possible default. Against this backdrop, share prices have dropped, and we’ve been adding to selected holdings because our bottom-up research has reaffirmed our confidence in their ability to withstand the current challenges. For example, we made significant additions to Credit Suisse and Barclays as their share prices decreased. From their recent peaks in February 2011 through June 30, 2011, Credit Suisse and Barclays decreased 25% and 22%, respectively, in local currency terms. The result is that both banks trade at attractive valuations: Credit Suisse trades at seven times forward earnings and Barclays trades at eight times forward earnings. While Barclays has some exposure to Spain, Italy, and Portugal, both banks have strong capital ratios and durable franchises, which should provide ample opportunities for profitable growth.

2) Valuation matters because investment returns depend on the initial purchase price. A great company can be a terrible investment if you pay too much. At the same time, a company with a low valuation is not necessarily a good investment: in many cases the market’s perception is an accurate gauge of a company’s future prospects.

Ten years ago, Telecommunication Services companies were market darlings trading at premium valuations. Investors looked at the track record of growth and adoption of new services and extrapolated those successes into the future. Though we agreed that innovation was an attractive engine of long-term growth, the valuations embedded such significant optimism that we could not make an attractive investment case. Thus, the Fund was significantly underweight the Telecommunication Services sector relative to the MSCI EAFE.

Today, there is deep skepticism about growth and profitability in Telecommunication Services, due to high subscriber penetration rates in mobile services, subscriber losses in fixed-line services, and the hefty investments required to keep networks up to date. These concerns are reflected in the sector’s low valuation of ten times forward earnings. From this starting point, we believe there are attractive long-term investment opportunities in a number of companies where managements are investing for long-term growth, reducing costs to sustain margins, and sharing cash flow with shareholders. Telecom Italia, a new holding since the start of the year, is a case in point.

The company is the leading Italian fixed-line and mobile operator, with strong positions in several mobile services markets in Latin America. At eight times forward earnings and a dividend yield of 7%, the valuation reflects the view that revenues and profits in its Italian fixed-line business will continue to shrink, impinging the company’s overall profitability. From the current valuation, Telecom Italia shares have attractive return potential even without an improvement in its fixed-line business. While actively cutting costs in Italy, management is using the company’s prodigious cash flow to reduce company debt and pay a healthy dividend to shareowners.

3) Persistence was a key element of the Fund’s success. Share prices can fluctuate much more wildly than underlying business fundamentals. On the whole, our ability to stay the course with our convictions, despite share price declines, added value. Our convictions stem from the combination of our long-term, patient approach and independent research effort that is focused on value across economic cycles as opposed to the next quarter. There were situations where holding a company as it became less and less expensive was a bad idea—Royal Bank of Scotland is one example. However, there are far more examples where staying the course, or adding to holdings as their prices fell, created significant value over the long term. For instance, Infineon Technologies, a German semiconductor company with a strong technology base, saw its share price plummet 90% from €3.96 to €0.40 between September 30, 2008 and March 9, 2009 (the market trough). But from March 9, 2009 to June 30, 2011, Infineon’s stock price rose more than 19-fold to €7.67. Persistence matters greatly to long-term results.

Nokia is a current example of our persistence in the Fund. The share price has dropped significantly—down 35% through the first six months of 2011. Nokia faces meaningful challenges as management attempts to stem market share losses in mobile phones, restore profitability, and successfully launch new products based on Microsoft’s Windows Phone operating system. We recognize the myriad risks, including the possibility that the company is unsuccessful in navigating its turnaround. As in most turnarounds, there is little visibility about the future and things typically get worse before they improve. We have been actively monitoring the situation, including multiple conversations with

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 2

management and several investment committee reviews, and we have incrementally added to the Fund’s holding. We believe that Nokia’s valuation—38% of trailing revenues, three times R&D, and a 9% dividend yield—reflects significant pessimism about its future. However, there are several reasons to believe the company can fix its problems and improve profitability: new management has a sense of urgency and is taking bold actions; the company has the financial resources to restructure aggressively and invest in new technologies; and the company has an outstanding global distribution and logistics network. We believe the investment has considerable potential upside should management be even modestly successful.

IN CLOSING

Since the International Stock Fund’s inception on May 1, 2001, the Fund has experienced periods of underperformance, including the past six months. Ultimately, we have demonstrated that a long-term, bottom-up, fundamental investment approach can add value, as our since-inception results attest.

Every member of our team is a shareholder of the Dodge & Cox Funds, and we encourage our fellow shareholders to share our long-term perspective when investing. Our optimism about the Fund’s potential to outperform is based on our knowledge that the holdings in the Fund have been selected using our bottom-up investment philosophy with emphasis on individual company analysis and price discipline. These elements have served us well over the firm’s 80-year history.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Diana S. Strandberg, Senior Vice President

July 28, 2011

(a)	We use these examples to illustrate our investment process, not to imply that we think they are more attractive than the Fund’s other holdings.

SEMI-ANNUAL PERFORMANCE REVIEW

The Fund underperformed the MSCI EAFE by 2.0 percentage points year to date.

Key Detractors from Relative Results

▪

The Fund’s holdings in the emerging markets (down 4%) hurt results. LG Electronics (down 25%), Yapi Kredi (down 20%), Cemex (down 16%), Standard Bank (down 7%), and Naspers (down 4%) were especially weak.

▪

The Fund’s overweight position and holdings in the Information Technology sector (down 5% compared to down 2% for the MSCI EAFE sector), the worst performing sector of the market, detracted from performance. Key detractors included Nintendo (down 36%), Nokia (down 35%), Hewlett-Packard (down 19%), and Fujitsu (down 18%). Consumer Electronics holdings Sony (down 27%) and Panasonic (down 14%) also performed poorly.

▪	Philips Electronics (down 14%) was an additional detractor.

Key Contributors to Relative Results

▪

The Fund’s overweight position and holdings in the Health Care sector (up 15% compared to up 11% for the MSCI EAFE sector) contributed to results. Sanofi (up 30%), Roche (up 17%), and GlaxoSmithKline (up 12%) performed well.

▪	The Fund’s underweight position in the Metals & Mining industry, one of the weaker areas of the market (down 2%), helped results.
▪	Selected additional contributors included Alcatel-Lucent (up 98%), Arkema (up 52%), Cez (up 29%), Ericsson (up 27%), BMW (up 28%), and Infineon Technologies (up 21%).

PAGE 3 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Currency Hedging

Recently, we entered into forward contracts to hedge a portion of the Fund’s Swiss Franc exposure. We evaluate currency primarily at the individual company level as part of the risks and opportunities of investing in a company and observe that earnings and cash flow are the primary drivers of long-term returns. However, there are times when a currency is at an extreme value, such as the Swiss Franc today. We think about purchasing power parity(b) (PPP) as the basis for “fair value” for a currency exchange rate over the long term. We believe that the Swiss Franc is significantly overvalued compared to the U.S. dollar on a PPP basis and could negatively impact the U.S. dollar value of the Fund’s Swiss Franc-denominated holdings should the Swiss Franc weaken.

In making a decision to hedge currency exposure for the Fund, we apply the same framework we use for selecting any other investment: a review of valuation in relation to long-term fundamentals; a discussion covering the potential risks and benefits; a decision-making process that incorporates input from many members of our team; and gradual implementation. Given this framework, we have hedged on only three occasions: the Euro and Pound Sterling from December 2007 to October 2008 and the Swiss Franc today.

(b)

Purchasing power parity is a measure of long-term equilibrium exchange rates. When the exchange rate between one currency and another is in equilibrium, a comparable basket of goods costs the same in either country. In other words, one currency has the same purchasing power of the other currency at this equilibrium exchange rate.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The International Investment Policy Committee, which is the decision-making body for the International Stock Fund, is an eight-member committee with an average tenure at Dodge & Cox of 23 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 4

LEAD INDEPENDENT TRUSTEE’S LETTER

TO OUR SHAREHOLDERS

It is with great pleasure that the Dodge & Cox Funds Board of Trustees welcomes two new Independent Trustees, Ann Mather and Robert B. Morris III. In anticipation of several Independent Trustees reaching the retirement age of 72, Ms. Mather (51) and Mr. Morris (58) were invited to join the Dodge & Cox Funds Board. The four incumbent Independent Trustees are William F. Ausfahl (71), Trustee since 2002; L. Dale Crandall (69), Trustee since 1999; Thomas A. Larsen (61), Trustee since 2002; and John B. Taylor (64), Trustee since 2005. Additionally, three Interested Trustees serve on the Board: Kenneth E. Olivier (59), Chairman of the Board; John A. Gunn (67), Chairman Emeritus; and Dana M. Emery (49).

Ms. Mather and Mr. Morris were appointed by the Board of Trustees after an extensive search by the Funds’ Governance and Nominating Committees, both comprised exclusively of the Funds’ Independent Trustees.

Ann Mather was formerly Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios where she was responsible for finance, administration, business affairs, investor relations, and human resources. She previously served in a variety of executive positions at the Walt Disney Company. Ms. Mather currently serves on a number of public boards, including Google and Netflix.

Robert B. Morris III is a private investor with over 25 years of experience in the securities industry and is a CFA® charterholder. His prior roles include Partner and Managing Director of Global Research at Goldman Sachs. Prior to joining Goldman Sachs, Mr. Morris was a telecommunication services analyst at Prudential-Bache Securities, a general partner and telecommunication services analyst at Montgomery Securities, and a securities analyst at Wells Fargo Investment Advisers.

Finally, Independent Trustee Will “Bill” C. Wood retired from the Board of Trustees on May 17, 2011. It is with heartfelt appreciation that we recognize Bill’s nineteen years of dedicated service to the Dodge & Cox Funds and their shareholders. During his tenure, Bill served in various leadership capacities, including Lead Independent Trustee and Chairman of the Valuation, Governance, and Audit and Compliance Committees. His insight and contributions will be missed.

As always, we welcome your comments and suggestions.

Sincerely,

L. Dale Crandall

Lead Independent Trustee

PAGE 5 ▪ DODGE & COX INTERNATIONAL STOCK FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON JUNE 30, 2001

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2011

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox International Stock Fund	31.37%	1.34%	3.43%	9.72%
MSCI EAFE	30.39	-1.77	1.48	5.66

Returns represent past performance do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 22 developed market country indices, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI EAFE is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2011	Beginning Account Value 1/1/2011	Ending Account Value 6/30/2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,030.00	$3.22
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.62	3.21
*	Expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 6

FUND INFORMATION	June 30, 2011

GENERAL INFORMATION
Net Asset Value Per Share	$36.78
Total Net Assets (billions)	$46.3
2010 Expense Ratio(a)	0.65%
Expense Ratio (1/1/11 to 6/30/11, annualized)	0.64%
Portfolio Turnover Rate (1/1/11 to 6/30/11, unannualized)	7%
30-Day SEC Yield(b)	1.84%
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose eight members’(c) average tenure at Dodge & Cox is 23 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Stocks	97	944
Median Market Capitalization (billions)	$18	$8
Weighted Average Market Capitalization (billions)	$61	$53
Price-to-Earnings Ratio(d)	10.5x	11.1x
Countries Represented	27	22
Emerging Markets (Brazil, China, Czech Republic, India, Indonesia, Mexico, Russia, South Africa, South Korea, Thailand, Turkey, United Arab Emirates)	20.4%	0.0%

TEN LARGEST HOLDINGS (%)(e)	Fund
Naspers, Ltd. (South Africa)	3.5
Roche Holding AG (Switzerland)	3.5
Sanofi (France)	3.4
GlaxoSmithKline PLC (United Kingdom)	3.1
Vodafone Group PLC (United Kingdom)	2.9
Novartis AG (Switzerland)	2.7
Bayer AG (Germany)	2.7
Mitsubishi Electric Corp. (Japan)	2.4
Schlumberger, Ltd. (United States)	2.1
HSBC Holdings PLC (United Kingdom)	2.0

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(f)	Fund	MSCI EAFE
Europe (excluding United Kingdom)	44.6	44.9
United Kingdom	16.2	21.3
Japan	13.9	20.0
Africa/Middle East	6.9	0.7
Latin America	6.0	0.0
Pacific (excluding Japan)	5.7	13.1
United States	4.8	0.0

SECTOR DIVERSIFICATION (%)	Fund	MSCI EAFE
Financials	20.2	23.5
Health Care	15.5	8.7
Consumer Discretionary	14.2	10.5
Information Technology	12.8	4.7
Telecommunication Services	9.8	5.4
Industrials	9.0	12.9
Energy	7.3	8.1
Materials	6.4	11.3
Consumer Staples	2.6	10.2
Utilities	0.3	4.7

(a)	2010 expense ratio per Fund prospectus, dated May 1, 2011.

(b)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.

(c)	As of July 15, 2011.

(d)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.

(e)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(f)

The Fund may classify a company in a different category than the MSCI EAFE. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 7 ▪ DODGE & COX INTERNATIONAL STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

COMMON STOCKS: 96.3%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.2%
AUTOMOBILES & COMPONENTS: 4.0%
Bayerische Motoren Werke AG (Germany)	8,333,500	$830,403,237
Honda Motor Co., Ltd. ADR (Japan)	6,808,400	262,872,324
Mahindra & Mahindra, Ltd. (India)	2,642,653	41,551,384
NGK Spark Plug Co., Ltd.(b) (Japan)	16,619,000	229,499,569
Yamaha Motor Co., Ltd.(a),(b) (Japan)	27,230,000	500,125,593

		1,864,452,107
CONSUMER DURABLES & APPAREL: 2.8%
Corporacion Geo SAB de CV, Series B(a),(b) (Mexico)	50,305,400	116,005,107
LG Electronics, Inc. (South Korea)	6,117,487	477,466,076
Panasonic Corp. (Japan)	31,193,072	381,167,545
Sony Corp. (Japan)	10,937,600	289,513,754
Woongjin Coway Co., Ltd. (South Korea)	328,420	11,714,061

		1,275,866,543
CONSUMER SERVICES: 0.5%
Accor SA (France)	4,788,568	214,406,705

MEDIA: 6.9%
Grupo Televisa SA ADR (Mexico)	26,480,592	651,422,563
Liberty Global, Inc., Series A(a) (United
States)	3,641,805	164,026,897
Liberty Global, Inc., Series C(a) (United
States)	3,534,971	150,943,262
Naspers, Ltd.(b) (South Africa)	28,415,895	1,608,186,496
News Corp., Class A (United States)	22,063,092	390,516,728
Television Broadcasts, Ltd.(b) (Hong Kong)	35,013,100	231,858,758

		3,196,954,704

		6,551,680,059
CONSUMER STAPLES: 2.6%
FOOD, BEVERAGE & TOBACCO: 2.5%
Anadolu Efes Biracilik ve Malt Sanayii AS(b) (Turkey)	25,888,440	350,125,040
Diageo PLC ADR (United Kingdom)	4,276,000	350,076,120
Unilever PLC (United Kingdom)	14,500,000	467,926,323

		1,168,127,483
HOUSEHOLD & PERSONAL PRODUCTS: 0.1%
Unihair Co., Ltd.(a),(b) (Japan)	3,437,000	34,900,943

		1,203,028,426
ENERGY: 5.5%
OAO Lukoil ADR (Russia)	5,403,600	343,696,794
Royal Dutch Shell PLC ADR (United Kingdom)	12,448,759	885,480,228
Schlumberger, Ltd. (Curacao/United States)	11,199,917	967,672,829
Total SA (France)	5,982,000	345,975,392

		2,542,825,243

	SHARES	VALUE
FINANCIALS: 20.2%
BANKS: 12.2%
Banco Santander SA (Spain)	36,423,667	$420,272,792
Bangkok Bank PCL Foreign (Thailand)	6,218,200	32,101,865
Bank of Yokohama, Ltd. (Japan)	39,648,500	198,268,965
Barclays PLC (United Kingdom)	122,696,985	505,046,321
Erste Group Bank AG (Austria)	4,000,000	209,517,802
Grupo Financiero Banorte SAB de CV (Mexico)	33,528,000	152,226,885
HSBC Holdings PLC (United Kingdom)	94,654,921	939,026,912
ICICI Bank, Ltd. (India)	3,664,243	89,494,009
Kasikornbank PCL Foreign (Thailand)	99,662,627	407,243,064
Kasikornbank PCL NVDR (Thailand)	3,500,000	14,078,030
Mitsubishi UFJ Financial Group (Japan)	57,199,900	278,464,759
Standard Bank Group, Ltd. (South Africa)	48,129,417	712,183,934
Standard Chartered PLC (United Kingdom)	25,952,887	681,980,467
Unicredit SPA (Italy)	295,864,430	625,791,815
Yapi ve Kredi Bankasi AS(a) (Turkey)	155,779,068	391,752,106

		5,657,449,726
DIVERSIFIED FINANCIALS: 2.9%
Credit Suisse Group AG (Switzerland)	21,203,000	824,124,383
Deutsche Boerse AG (Germany)	2,000,000	151,786,776
Haci Omer Sabanci Holding AS (Turkey)	86,189,354	362,283,381

		1,338,194,540
INSURANCE: 3.5%
AEGON NV(a) (Netherlands)	75,282,549	513,065,095
Dai-ichi Life Insurance Co., Ltd. (Japan)	144,193	201,894,695
Swiss Life Holding AG (Switzerland)	1,520,000	249,208,765
Swiss Re, Ltd. (Switzerland)	12,091,868	678,985,535

		1,643,154,090
REAL ESTATE: 1.6%
BR Malls Participacoes SA(b) (Brazil)	22,829,100	261,108,791
Hang Lung Group, Ltd. (Hong Kong)	52,357,500	334,380,669
Hang Lung Properties, Ltd. (Hong Kong)	33,180,000	137,861,657

		733,351,117

		9,372,149,473
HEALTH CARE: 15.5%
HEALTH CARE EQUIPMENT & SERVICES: 0.0%
Medipal Holdings Corp. (Japan)	905,500	8,001,149

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

COMMON STOCKS (continued)

	SHARES	VALUE
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 15.5%
Bayer AG (Germany)	15,775,350	$1,268,275,902
GlaxoSmithKline PLC (United Kingdom)	11,000,000	235,517,317
GlaxoSmithKline PLC ADR (United Kingdom)	28,573,749	1,225,813,832
Novartis AG (Switzerland)	1,100,000	67,383,212
Novartis AG ADR (Switzerland)	19,720,000	1,205,089,200
Roche Holding AG (Switzerland)	9,555,400	1,598,609,203
Sanofi (France)	19,354,120	1,555,568,563

		7,156,257,229

		7,164,258,378
INDUSTRIALS: 9.0%
CAPITAL GOODS: 7.9%
Koninklijke Philips Electronics NV (Netherlands)	35,372,099	907,799,255
Mitsubishi Electric Corp. (Japan)	95,417,600	1,108,147,720
Nexans SA(b) (France)	1,564,619	147,262,795
Nidec Corp. (Japan)	2,707,700	252,752,360
Schneider Electric SA (France)	3,650,623	609,916,669
Tyco International, Ltd. (Switzerland)	8,269,020	408,737,659
Wienerberger AG(b) (Austria)	11,435,738	210,396,442

		3,645,012,900
COMMERCIAL & PROFESSIONAL SERVICES: 0.7%
Edenred (France)	5,148,568	157,002,482
Experian PLC (United Kingdom)	13,083,626	166,631,213

		323,633,695
TRANSPORTATION: 0.4%
DP World, Ltd. (United Arab Emirates)	2,040,839	25,061,503
TNT Express NV(a) (Netherlands)	9,044,456	93,804,307
PostNL NV(a) (Netherlands)	8,615,487	73,102,642

		191,968,452

		4,160,615,047
INFORMATION TECHNOLOGY: 12.8%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.6%
Infineon Technologies AG(b) (Germany)	65,836,576	738,761,760

SOFTWARE & SERVICES: 1.2%
Nintendo Co., Ltd. (Japan)	2,876,100	541,629,475

TECHNOLOGY, HARDWARE & EQUIPMENT: 10.0%
Alcatel-Lucent(a) (France)	35,559,072	205,287,451
Brother Industries, Ltd.(b) (Japan)	23,001,000	339,925,136
Fujifilm Holdings Corp. (Japan)	17,611,100	548,932,523
Fujitsu, Ltd.(b) (Japan)	103,723,000	592,817,219
Hewlett-Packard Co. (United States)	14,780,000	537,992,000
Kyocera Corp. (Japan)	6,433,900	654,510,745

	SHARES	VALUE
Nokia Oyj (Finland)	112,277,907	$725,158,705
TE Connectivity, Ltd. (Switzerland)	8,027,617	295,095,201
Telefonaktiebolaget LM Ericsson (Sweden)	52,122,200	749,649,742

		4,649,368,722

		5,929,759,957
MATERIALS: 6.4%
BHP Billiton PLC (United Kingdom)	18,306,000	717,512,307
Cemex SAB de CV ADR(a) (Mexico)	34,101,721	293,274,801
Duratex SA (Brazil)	15,860,246	134,247,813
Lafarge SA(b) (France)	12,974,291	826,826,084
Lanxess AG(b) (Germany)	5,109,784	418,912,131
Linde AG (Germany)	1,515,205	265,655,475
Norsk Hydro ASA (Norway)	37,211,984	284,936,130

		2,941,364,741
TELECOMMUNICATION SERVICES: 9.8%
America Movil SAB de CV, Series L (Mexico)	240,005,900	323,670,253
Bharti Airtel, Ltd. (India)	30,043,387	264,563,379
Millicom International Cellular SDR (Luxembourg)	3,077,494	321,089,148
MTN Group, Ltd. (South Africa)	39,020,300	831,412,257
PT Telekomunik Indonesia ADR (Indonesia)	16,768,047	578,497,622
Telecom Italia SPA (Italy)	167,500,000	233,072,816
Telecom Italia SPA-RSP (Italy)	168,010,062	195,529,657
Telefonica SA (Spain)	14,332,200	350,478,868
Telekom Austria AG (Austria)	9,826,827	125,346,068
Vodafone Group PLC ADR (United Kingdom)	49,650,000	1,326,648,000

		4,550,308,068
UTILITIES: 0.3%
CEZ AS (Czech Republic)	2,250,000	115,769,682
ENN Energy Holdings, Ltd. (Cayman Islands/China)	5,533,200	18,843,646

		134,613,328

TOTAL COMMON STOCKS (Cost $41,031,592,355)		$44,550,602,720

PREFERRED STOCKS: 1.8%
ENERGY: 1.8%
Petroleo Brasileiro SA ADR (Brazil)	13,553,100	415,809,108
Ultrapar Participacoes SA ADR (Brazil)	23,659,328	428,943,617

TOTAL PREFERRED STOCKS (Cost $331,562,642)		$844,752,725

PAGE 9 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

SHORT-TERM INVESTMENTS: 1.1%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$45,650,826	$45,650,826

REPURCHASE AGREEMENT: 1.0%
Fixed Income Clearing Corporation(c) 0.01%, dated 6/30/11, due 7/1/11, maturity value $475,644,132	475,644,000	475,644,000

TOTAL SHORT-TERM INVESTMENTS (Cost $521,294,826)		$521,294,826

TOTAL INVESTMENTS (Cost $41,884,449,823)	99.2%	$45,916,650,271
OTHER ASSETS LESS LIABILITIES	0.8%	363,216,220

NET ASSETS	100.0%	$46,279,866,491

(a)	Non-income producing
(b)	See Note 8 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by Federal Farm Credit Bank 1.875%, 12/7/12; and Freddie Mac 0.515%-0.625%, 11/26/12-12/28/12. Total collateral value is $485,158,663.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

NVDR: Non-Voting Depositary Receipt

Forward Foreign Currency Contracts

As of June 30, 2011, open forward foreign currency contracts are summarized as follows:

Contracts to Sell	Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
88,000,000 CHF	July 2011	$104,681,705	$(4,463,046)
259,000,000 CHF	August 2011	308,132,108	(6,832,240)
85,000,000 CHF	September 2011	101,150,531	1,308,609

		$513,964,344	$(9,986,677)

Currency Abbreviations

CHF—Swiss Franc

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 10

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2011
ASSETS:
Investments, at value
Unaffiliated issuers (cost $37,669,889,708)	$40,136,794,491
Affiliated issuers (cost $4,214,560,115)	5,779,855,780

45,916,650,271
Cash denominated in foreign currency (cost $27,129,261)	27,138,851
Receivable for investments sold	331,240,791
Unrealized appreciation on foreign currency contracts	1,308,609
Receivable for Fund shares sold	45,983,807
Dividends and interest receivable	146,843,093
Prepaid expenses and other assets	58,721

46,469,224,143

LIABILITIES:
Payable for investments purchased	85,426,974
Unrealized depreciation on foreign currency contracts	11,295,286
Payable for Fund shares redeemed	32,732,073
Management fees payable	22,278,792
Accrued foreign capital gain tax	33,830,547
Accrued expenses	3,793,980

189,357,652

NET ASSETS	$46,279,866,491

NET ASSETS CONSIST OF:
Paid in capital	$49,943,565,983
Undistributed net investment income	705,538,427
Accumulated net realized loss	(8,359,015,449)
Net unrealized appreciation (net of accrued foreign capital gain tax of $33,830,547)	3,989,777,530

$46,279,866,491

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,258,369,010
Net asset value per share	$36.78

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2011
INVESTMENT INCOME:
Dividends (net of foreign taxes of $79,586,362)
Unaffiliated issuers	$799,778,363
Affiliated issuers	47,140,647
Interest	169,101

847,088,111

EXPENSES:
Management fees	135,234,782
Custody and fund accounting fees	3,702,477
Transfer agent fees	3,405,398
Professional services	139,906
Shareholder reports	788,762
Registration fees	447,755
Trustees’ fees	109,400
Miscellaneous	554,841

144,383,321

NET INVESTMENT INCOME	702,704,790

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain
Investments in unaffiliated issuers (net of foreign capital gain tax of $11,218,006)	400,774,698
Investments in affiliated issuers	299,715,132
Foreign currency transactions	1,539,749
Net change in unrealized appreciation
Investments (including net decrease in accrued foreign capital gain tax of $13,057,970)	(90,124,656)
Foreign currency transactions	(10,696,822)

Net realized and unrealized gain	601,208,101

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,303,912,891

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
OPERATIONS:
Net investment income	$702,704,790	$602,831,632
Net realized gain/(loss)	702,029,579	(860,012,477)
Net change in unrealized appreciation/depreciation	(100,821,478)	5,392,196,483

	1,303,912,891	5,135,015,638

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(592,946,132)
Net realized gain	—	—

Total distributions	—	(592,946,132)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	5,004,502,175	9,292,347,685
Reinvestment of distributions	—	516,946,497
Cost of shares redeemed	(3,434,997,445)	(7,692,519,688)

Net increase from Fund share transactions	1,569,504,730	2,116,774,494

Total increase in net assets	2,873,417,621	6,658,844,000

NET ASSETS:
Beginning of period	43,406,448,870	36,747,604,870

End of period (including undistributed net investment income of $705,538,427 and $2,833,637, respectively)	$46,279,866,491	$43,406,448,870

SHARE INFORMATION:
Shares sold	136,904,649	287,776,250
Distributions reinvested	—	14,615,394
Shares redeemed	(94,036,362)	(240,834,823)

Net increase in shares outstanding	42,868,287	61,556,821

PAGE 11 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value per share (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. Because trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of foreign securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by a pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS (unaudited)

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions. The Fund endeavors to record foreign taxes based on applicable foreign tax law.

Forward foreign currency exchange contracts A forward foreign currency exchange contract represents an obligation to purchase or sell a specific foreign currency at a future date and at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

On April 27, 2011, the Fund entered into foreign currency contracts to hedge foreign currency risks associated with portfolio investments denominated in Swiss Francs. From that date through June 30, 2011, the Fund held forward foreign currency contracts with U.S. dollar total values ranging from 0.2% to 1.1% of net assets.

Foreign currency translation The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Foreign currency gains and losses related to investments are included with the reported net realized and unrealized gains (losses) on investment transactions.

Net realized and unrealized gains (losses) on foreign currency transactions arise from the following: holding/disposing of foreign currency, currency gains (losses) between the trade and settlement dates on securities transactions, currency gains (losses) between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose such taxes.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)

PAGE 13 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2011:

Security Classification(a)(b)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$1,735,786,881		$4,815,893,178
Consumer Staples	350,076,120		852,952,306
Energy	1,853,153,057		689,672,186
Financials	413,335,676		8,958,813,797
Health Care	2,430,903,032		4,733,355,346
Industrials	433,799,162		3,726,815,885
Information Technology	833,087,201		5,096,672,756
Materials	427,522,614		2,513,842,127
Telecommunication Services	2,228,815,875		2,321,492,193
Utilities	—		134,613,328
Preferred Stocks
Energy	844,752,725		—
Short-term Investments
Money Market Fund	45,650,826		—
Repurchase Agreement	—		475,644,000

Total Securities	$11,596,883,169		$34,319,767,102
Other Financial Instruments
Forward Foreign Currency Contracts	$(9,986,677	)(c)	$—

(a)	At June 30, 2011, the Fund held no securities that were considered to be Level 3 securities (those valued using significant unobservable inputs).
(b)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE move from a Level 1 to a Level 2 classification.

(c)	Represents net unrealized depreciation on forward foreign currency contracts.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss) on investments, and foreign currency realized gain (loss). At June 30, 2011, the cost of investments for federal income tax purposes was $42,007,682,830.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS (unaudited)

Distributions during the six months ended June 30, 2011, and for the year ended December 31, 2010, were characterized as follows for federal income tax purpose.

	Six Months Ended June 30, 2011	Year Ended December 31, 2011
Ordinary income	—	$592,946,132
		($0.495 per share)

Long-term capital gain	—	—

At June 30, 2011, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$9,186,559,051
Unrealized depreciation	(5,311,422,157)

Net unrealized appreciation	3,875,136,894
Undistributed ordinary income	705,538,427
Accumulated capital gain(a)	702,029,579
Capital Loss carryforward(b)	(8,937,812,021)
(a)	Represents capital gain realized for tax purposes during the period from January 1, 2011 to June 30, 2011.
(b)	Represents accumulated capital loss as of December 31, 2010, which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward expires as follows:

Expiring in 2017	$7,817,691,792
Expiring in 2018	1,120,120,229

$8,937,812,021

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

The Fund also participates with the Funds in a committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The total amount of the Line of Credit was increased from $200 million to $500 million on June 28, 2011. The maximum amount available to the Fund is $250 million. The Fund pays a commitment fee on its pro-rata portion of the Line of Credit, which amounted to $43,867 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2011, purchases and sales of securities, other than short-term securities, aggregated $5,560,428,308 and $3,349,233,327 respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2011, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 15 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 8—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six-month period ended June 30, 2011. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	26,256,443	—	(368,003)	25,888,440	$6,578,323		$350,125,040
Arkema (France)	3,066,687	—	(3,066,687)	—	—		—
BR Malls Participacoes SA (Brazil)	18,000,000	4,829,100	—	22,829,100	2,400,433		261,108,791
Brother Industries, Ltd. (Japan)	23,001,000	—	—	23,001,000	3,113,861		339,925,136
Corporacion Geo SAB de CV, Series B (Mexico)	47,305,400	3,000,000	—	50,305,400	—	(b)	116,005,107
Fujitsu, Ltd. (Japan)	88,808,000	14,915,000	—	103,723,000	5,497,419		592,817,219
Infineon Technologies AG (Germany)	94,036,576	—	(28,200,000)	65,836,576	12,823,770		738,761,760
Lafarge SA (France)	12,774,291	200,000	—	12,974,291	4,309		—	(c)
Lanxess AG (Germany)	5,745,092	—	(635,308)	5,109,784	4,332,911		418,912,131
Naspers, Ltd. (South Africa)	31,680,895	—	(3,265,000)	28,415,895	—		1,608,186,496
Nexans SA (France)	1,726,461	46,158	(208,000)	1,564,619	2,130,960		147,262,795
NGK Spark Plug Co., Ltd. (Japan)	7,306,200	9,312,800	—	16,619,000	1,552,711		229,499,569
Television Broadcasts, Ltd. (Hong Kong)	27,299,300	7,713,800	—	35,013,100	7,328,816		231,858,758
Unihair Co., Ltd (Japan)	3,437,000	—	—	3,437,000	—	(b)	34,900,943
Wienerberger AG (Austria)	12,335,026	—	(899,288)	11,435,738	1,377,134		210,396,442
Yamaha Motor Co., Ltd. (Japan)	27,230,000	—	—	27,230,000	—	(b)	500,125,593

					$47,140,647		$5,779,885,780

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at period end

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 16

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2011(a)		2010	2009	2008	2007	2006

Net asset value, beginning of period	$35.71		$31.85	$21.90	$46.02	$43.66	$35.03
Income from investment operations:
Net investment income	0.56		0.51	0.41	0.97	1.25	0.57
Net realized and unrealized gain/(loss)	0.51		3.85	9.98	(22.57)	3.87	9.24

Total from investment operations	1.07		4.36	10.39	(21.60)	5.12	9.81

Distributions to shareholders from:
Net investment income	—		(0.50)	(0.44)	(0.94)	(1.26)	(0.56)
Net realized gain	—		—	—	(1.58)	(1.50)	(0.62)

Total distributions	—		(0.50)	(0.44)	(2.52)	(2.76)	(1.18)

Net asset value, end of period	36.78		$35.71	$31.85	$21.90	$46.02	$43.66

Total return	3.00%		13.69%	47.46%	(46.68)%	11.71%	28.00%
Ratios/supplemental data:
Net assets, end of period (millions)	$46,280		$43,406	$36,748	$25,020	$53,479	$30,899
Ratio of expenses to average net assets	0.64	%(b)	0.65%	0.65%	0.64%	0.65%	0.66%
Ratio of net investment income to average net assets	3.12	%(b)	1.58%	1.58%	2.37%	3.11%	1.82%
Portfolio turnover rate	7%		15%	21%	35%	16%	9%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

PAGE 17 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s website at www.dodgeandcox.com or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 1-800-621-3979. Your request will be implemented within 30 days.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 18

TRUSTEES AND EXECUTIVE OFFICERS

Kenneth E. Olivier, Chairman, President, and Trustee

Chairman and Chief Executive Officer, Dodge & Cox

Dana M. Emery, Senior Vice President and Trustee

Co-President, Dodge & Cox

John A. Gunn, Trustee

Chairman Emeritus, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director of Global Research at Goldman Sachs & Co.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Charles F. Pohl, Senior Vice President

Co-President and Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 19 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2011, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/11 BF SAR       Printed on recycled paper

2011

Semi-Annual Report

June 30, 2011

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 5.6% for the six months ended June 30, 2011, compared to 4.7% for the Combined Index(a) (a 60/40 blend of stocks and fixed income securities). On June 30, the Fund’s net assets of $14.7 billion were invested in 73.3% common stocks, 23.3% fixed income securities, and 3.4% cash.

MARKET COMMENTARY

The S&P 500 rose 6% and the BCAG rose 3% during the first half of the year. Despite these gains, several concerns continue to weigh upon investor sentiment. U.S. economic data weakened and consensus estimates for 2011 U.S. GDP growth were revised downward to 2.5% in June. Inflation has also trended higher (year-over-year CPI was 3.6% compared to 1.1% one year ago). The Federal Reserve ended its second round of quantitative easing on June 30 but maintained short-term rates at effectively zero to promote economic growth. U.S. congressional leaders conferred with the Administration over addressing the country’s challenging fiscal situation before August 2, when the current debt ceiling must be raised to avoid a potential U.S. government default or payment delay on its financial obligations. Energy prices spiked during the first part of the year due to widespread unrest in the Middle East, but then moderated. European sovereign debt concerns also escalated amid rumors of a Greek debt restructuring. Finally, the effects of the March 11 Japanese earthquake and tsunami continued to impact supply chains around the world.

We acknowledge these short-term concerns but are encouraged by the robust health of corporate balance sheets and continuing growth in corporate earnings.

INVESTMENT STRATEGY

We continue to set the Fund’s asset allocation based on our three- to five-year outlook for the Fund’s equity and fixed income holdings. We find equity valuations to be attractive: on June 30, the equity portfolio was trading at 11 times estimated forward earnings (compared to the S&P 500 trading at 14 times), which is an advantageous starting point for future returns. Accordingly, we maintain a high weighting in equities. The prospects for fixed income returns are relatively less attractive, and our lower weighting reflects that view. We also believe that a modestly shorter duration(b) relative to the BCAG is prudent given today’s low interest rates and the outlook for inflation.

Equity Strategy: Technology and Financials

While we analyze how economic conditions and current events can influence specific industries and companies, macroeconomic forecasts are not the primary consideration in our decision-making process. The Fund’s holdings are a result of our bottom-up fundamental research. Information Technology and Financials are two areas of the equity portfolio where we maintain significant exposure (22% and 17% of the portfolio, respectively) based on our assessment of the valuations, opportunities, and risks for each company in the portfolio.

In technology, we seek to invest in attractively valued, well-established franchises with solid fundamentals, high free cash flow, and good long-term growth prospects. We avoid technology companies experiencing rapid growth where we believe high valuations already reflect investors’ expectations for continued strong growth. Hewlett-Packard(c) and Microsoft are two examples of leading technology franchises held in the Fund that have low valuations and reasonable growth potential going forward.

Hewlett-Packard’s (H-P’s) stock price fell 13.5% in the first half of the year due to investors’ concerns about low revenue growth and a new management team. In addition, some of H-P’s businesses are facing increased competitive pressures (e.g., personal computers in the face of growth of tablet computers). However, H-P is a global leader in services and printers, which generate over 60% of its profits. We believe that H-P’s core businesses of servers, services, and printers will drive the company’s continued global growth, especially in emerging markets. As H-P’s valuation has declined, we have added to the position, making it the largest equity position in the Fund on June 30.

Microsoft, the world’s largest software company, is a new position initiated during the first half of the year. Microsoft has more than $65 billion in sales, and major franchises include its flagship Windows and Office

PAGE 1 ▪ DODGE & COX BALANCED FUND

products. Microsoft’s balance sheet is extremely strong with $50 billion in cash, and expected annual free cash flow is more than $20 billion. In addition, the company has invested to create opportunities for growth beyond its core businesses. Despite these positives, Microsoft’s valuation is at a historic low of ten times estimated forward earnings, reflecting investors’ low growth expectations. We are optimistic about Microsoft’s potential to generate cash and invest it profitably.

The Financials sector has lagged the overall market during the past three years and was the poorest performing sector in the first half of 2011. The sector has experienced recent turbulence due to the lingering effects of the credit crisis and regulatory changes such as the Dodd-Frank legislation. However, there are reasons for optimism about individual companies. Two such companies are Wells Fargo and Capital One.

Wells Fargo is the second largest bank by deposits in the United States with a broad presence in retail, commercial, and corporate banking. Capital One is a consumer finance firm with credit card, auto lending, and banking businesses. Both are strong franchises with disciplined management teams who have made strategic acquisitions and emphasized growth and profitability. Acting conservatively, Wells Fargo and Capital One have been building up reserves, setting the stage for future earnings growth and higher profitability as charge-offs diminish and loan growth improves. Should earnings grow for both companies, we anticipate opportunities for increasing dividends and share repurchases. Both firms trade at historically low multiples of price to assets, and we are optimistic about their future return potential.

Fixed Income Strategy

Bond investors currently face many challenges: a deceleration in U.S. economic activity, ongoing uncertainties regarding the Federal budget and debt ceiling, the threat of defaults among peripheral European sovereigns, and the risk of corporate releveraging, to name a few. To address these issues, we have made some changes to the composition of the fixed income portfolio to both reduce risk and seize opportunity.

Given the low interest rate environment and less compelling valuations, we have gradually reduced the Corporate sector weighting over time to its current 48% of the portfolio. In addition, we have increased the diversification of the portfolio, raising the number of Corporate issuers to 41 and reducing average issuer position size to 1.2%. That said, we continue to view the portfolio’s Corporate holdings as attractive long-term investments and are still finding opportunities. Recent market volatility has produced good entry points for us to add in the Financials sector, where valuations have fallen below long-term averages due partly to concerns about higher capital and liquidity requirements, mortgage-related liabilities, and exposure to peripheral European sovereigns.

Agency-guaranteed(d) mortgage-backed securities (MBS) comprised 42% of the portfolio on June 30, as we believe these holdings will continue to be an important source of absolute and relative return. The portfolio’s holdings within this sector tend to have premium coupons (5.5% or higher) and feature a combination of favorable borrower characteristics, greater seasoning, or lower loan balances compared to most MBS in the BCAG. We believe these characteristics, in combination with today’s challenging environment for refinancing, mitigate some of the prepayment variability inherent in MBS investing. Going forward, our enthusiasm for the portfolio’s MBS is modestly tempered by higher valuations (average current price of $110, representing a 10% premium to par). Given that prepayments result in MBS paydowns at par, there is less room to be wrong and a higher penalty for being so.

Taxable municipal bonds (6% of the portfolio) have been a recent area of focus following the initiation of the Build America Bond program in early 2009, which resulted in substantial issuance of taxable municipal securities. The portfolio’s holdings in this sector have significantly outperformed many alternatives year to date and have an average yield of 5.7% (versus 3.9% for a comparable-duration Treasury). This year, we added State of Illinois Taxable General Obligation bonds to the portfolio. Illinois has taken steps to improve the credit profile of the state and demonstrated political will to restore fiscal prudence. These measures, combined with the senior claim of bond payments over the state’s general revenues, have enhanced the bonds’ relative value in our view.

We continue to believe that a defensive duration position is prudent in the fixed income portfolio. We believe that as current economic headwinds become less

DODGE & COX BALANCED FUND ▪ PAGE 2

severe, the pace of the economic recovery will grow. Furthermore, rising inflation (and inflation expectations) over the past year, coupled with today’s very low interest rates, leave “real” Treasury rates negative across maturities out to approximately seven years. If we were to return to longer-term average real rates and a typical term premium, Treasury yields could rise significantly from current levels. Therefore, we continue to position the portfolio with a shorter duration than that of the BCAG and de-emphasize longer maturity Treasuries in portfolio construction.

IN CLOSING

While the Fund’s relative performance has improved over the past 18 months, the Fund has underperformed the Combined Index for the three- and five-year periods ending June 30. During both periods, the average allocation to equities was around 70%, which detracted from relative results because equities generally underperformed bonds. We continue to be optimistic about the opportunities for equities and the Fund’s allocation reflects this view. The Fund’s relative results have fluctuated over shorter time periods and there have been previous periods of underperformance. Our ability to adhere to our convictions is a key factor behind our strong 10- and 20-year results.

Every member of our team is a shareholder of the Dodge & Cox Funds, and we encourage our fellow shareholders to share our long-term perspective when investing. Our optimism about the Fund’s potential to outperform is based on our knowledge that the holdings in the Fund have been selected using our bottom-up investment philosophy with emphasis on individual security analysis and price discipline. These elements have served us well throughout the firm’s 80-year history.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Dana M. Emery, Senior Vice President

July 28, 2011

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the Standard & Poor’s 500 Index (S&P 500), which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays Capital U.S. Aggregate Bond Index (BCAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities.

(b)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(c)	We use these examples to illustrate our investment process, not to imply that we think they are more attractive than the Fund’s other holdings.
(d)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The guarantee does not eliminate market risk.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX BALANCED FUND

SEMI-ANNUAL PERFORMANCE REVIEW

The Fund outperformed the Combined Index by 0.9 percentage points year to date. The Fund’s higher allocation to equities had a positive impact on relative results.

EQUITY PORTFOLIO

▪

Relative returns from Consumer Discretionary holdings (up 12% versus up 8% for the S&P 500 sector), in combination with a higher average weighting (16% versus 11%), contributed to results. Media companies News Corp. (up 22%), Comcast (up 16%), and Time Warner (up 15%) were strong performers.

▪	Relative returns from Financials holdings (up 1% versus down 3% for the S&P 500 sector) were beneficial. SLM Corp. (up 34%) and Capital One (up 22%) helped.
▪	Additional contributors included Electronic Arts (up 44%), Sanofi (up 29%), Baker Hughes (up 27%), and Sprint Nextel (up 27%).
▪	Weak relative returns from holdings in the Industrials sector (up 4% versus up 8% for the S&P 500 sector) detracted. FedEx (up 2%) lagged.
▪

Weak relative returns from Information Technology holdings (up 1% versus up 2% for the S&P 500 sector) and a higher average weighting (22% versus 18%) hurt results. Weak performers included Nokia (down 35%), Motorola Mobility (down 27% from spin-off), and Hewlett-Packard (down 13%).

▪	Additional detractors included Sony (down 26%), Bank of New York Mellon (down 15%), and Wells Fargo (down 9%).

FIXED INCOME PORTFOLIO

▪

The portfolio’s significant overweight to corporate bonds added to relative returns given the strong performance of this sector. Many individual issues also performed well, including Boston Scientific, Dillard’s, Macy’s, SLM Corp., and Sprint.

▪	The portfolio’s taxable municipal holdings performed extremely well.
▪

The portfolio’s overweight to the intermediate part of the yield curve benefited relative returns, but the shorter duration positioning detracted as Treasury yields generally declined during the period.

▪	The portfolio’s Agency MBS lagged the MBS in the BCAG; however, they outperformed comparable short-duration Treasuries.
▪	A number of Financials sector (e.g., Barclays and HSBC) and longer-duration (e.g., Time Warner) holdings underperformed similar-duration alternatives.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the equity portion of the Balanced Fund, is a nine-member committee with an average tenure at Dodge & Cox of 26 years. The Fixed Income Investment Policy Committee, which is the decision-making body for the Fixed Income portion of the Balanced Fund, is a nine-member committee with an average tenure of 17 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX BALANCED FUND ▪ PAGE 4

LEAD INDEPENDENT TRUSTEE’S LETTER

TO OUR SHAREHOLDERS

It is with great pleasure that the Dodge & Cox Funds Board of Trustees welcomes two new Independent Trustees, Ann Mather and Robert B. Morris III. In anticipation of several Independent Trustees reaching the retirement age of 72, Ms. Mather (51) and Mr. Morris (58) were invited to join the Dodge & Cox Funds Board. The four incumbent Independent Trustees are William F. Ausfahl (71), Trustee since 2002; L. Dale Crandall (69), Trustee since 1999; Thomas A. Larsen (61), Trustee since 2002; and John B. Taylor (64), Trustee since 2005. Additionally, three Interested Trustees serve on the Board: Kenneth E. Olivier (59), Chairman of the Board; John A. Gunn (67), Chairman Emeritus; and Dana M. Emery (49).

Ms. Mather and Mr. Morris were appointed by the Board of Trustees after an extensive search by the Funds’ Governance and Nominating Committees, both comprised exclusively of the Funds’ Independent Trustees.

Ann Mather was formerly Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios where she was responsible for finance, administration, business affairs, investor relations, and human resources. She previously served in a variety of executive positions at the Walt Disney Company. Ms. Mather currently serves on a number of public boards, including Google and Netflix.

Robert B. Morris III is a private investor with over 25 years of experience in the securities industry and is a CFA® charterholder. His prior roles include Partner and Managing Director of Global Research at Goldman Sachs. Prior to joining Goldman Sachs, Mr. Morris was a telecommunication services analyst at Prudential-Bache Securities, a general partner and telecommunication services analyst at Montgomery Securities, and a securities analyst at Wells Fargo Investment Advisers.

Finally, Independent Trustee Will “Bill” C. Wood retired from the Board of Trustees on May 17, 2011. It is with heartfelt appreciation that we recognize Bill’s nineteen years of dedicated service to the Dodge & Cox Funds and their shareholders. During his tenure, Bill served in various leadership capacities, including Lead Independent Trustee and Chairman of the Valuation, Governance, and Audit and Compliance Committees. His insight and contributions will be missed.

As always, we welcome your comments and suggestions.

Sincerely,

L. Dale Crandall

Lead Independent Trustee

PAGE 5 ▪ DODGE & COX BALANCED FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2001

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2011

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	24.18%	2.38%	5.77%	9.87%
Combined Index(a)	19.59	4.76	4.27	8.25
S&P 500	30.70	2.95	2.72	8.73
Barclays Capital Aggregate Bond Index (BCAG)	3.94	6.53	5.75	6.80

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc. Barclays Capital® is a trademark of Barclays PLC.

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the Standard & Poor’s 500 Index (S&P 500), which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays Capital U.S. Aggregate Bond Index (BCAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2011	Beginning Account Value 1/1/2011	Ending Account Value 6/30/2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,056.20	$2.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.17	2.65
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX BALANCED FUND ▪ PAGE 6

FUND INFORMATION	June 30, 2011

GENERAL INFORMATION
Net Asset Value Per Share	$73.36
Total Net Assets (billions)	$14.7
30-Day SEC Yield(a)	1.84%
Expense Ratio	0.53%
Portfolio Turnover Rate (1/1/11 to 6/30/11, unannualized)	8%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 26 years, and by the Fixed Income Investment Policy Committee, whose nine members’ average tenure is 17 years.

STOCK PORTFOLIO (73.3%)	Fund
Number of Stocks	82
Median Market Capitalization (billions)	$25
Price-to-Earnings Ratio(b)	11.1x
Foreign Stocks not in the S&P 500(c)	13.8%

SECTOR DIVERSIFICATION (%) (FIVE LARGEST)
Information Technology	16.0
Health Care	15.4
Financials	12.3
Consumer Discretionary	11.4
Energy	7.1

TEN LARGEST STOCKS (%)(d)
Hewlett-Packard Co.	3.2
Capital One Financial Corp.	2.8
Comcast Corp.	2.7
Wells Fargo & Co.	2.6
Merck & Co., Inc.	2.3
Sanofi (France)	2.3
Schlumberger, Ltd.	2.3
GlaxoSmithKline PLC (United Kingdom)	2.2
General Electric Co.	2.2
Novartis AG (Switzerland)	2.0

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (23.3%)	Fund
Number of Fixed Income Securities	256
Effective Maturity(e)	7.3 years
Effective Duration(f)	3.8 years

SECTOR DIVERSIFICATION (%)
U.S. Treasury(e)	0.7
Government-Related	1.7
Mortgage-Related	9.8
Corporate	11.1
Asset-Backed	0.0

CREDIT QUALITY (%)(g)
U.S. Government & U.S. Government-Related(e)	10.8
Aaa	0.0	(h)
Aa	1.9
A	2.5
Baa	4.7
Ba	1.6
B	1.8
Caa	0.0
Ca	0.0
C	0.0

FIVE LARGEST CORPORATE ISSUERS (%)(d)
Bank of America Corp.	0.7
Ally Financial, Inc.	0.6
HCA, Inc.	0.5
Macy’s, Inc.	0.5
Citigroup, Inc.	0.5

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(e)

Data as presented excludes the effect of the Fund’s short position in 10-year Treasury futures contracts (notional value = 2.9% of the Fund’s net assets). If the Fund’s exposure to Treasury futures contracts had been included, the effective maturity would be 0.9 years lower.

(f)	Data presented includes the effect of Treasury futures contracts.
(g)

The Fund’s credit quality distribution is calculated using ratings from Moody’s Investor Services. If no Moody’s rating is available, the lower of the Standard & Poor’s or Fitch rating is used. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(h)	Rounds to 0.0%.

PAGE 7 ▪ DODGE & COX BALANCED FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

COMMON STOCKS: 73.3%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 11.4%
CONSUMER DURABLES & APPAREL: 1.1%
Panasonic Corp. ADR(b) (Japan)	4,578,128	$56,036,286
Sony Corp. ADR(b) (Japan)	4,035,325	106,492,227

		162,528,513
MEDIA: 8.7%
Comcast Corp., Class A	15,493,974	392,617,301
DISH Network Corp., Class A(a)	2,683,682	82,308,527
Liberty Global, Inc., Series A(a)	258,521	11,643,786
Liberty Global, Inc., Series C(a)	282,368	12,057,114
McGraw-Hill Companies, Inc.	1,297,900	54,394,989
News Corp., Class A	15,831,500	280,217,550
Time Warner Cable, Inc.	2,118,883	165,357,629
Time Warner, Inc.	7,738,466	281,448,008

		1,280,044,904
RETAILING: 1.6%
CarMax, Inc.(a)	1,181,000	39,055,670
Home Depot, Inc.	3,446,692	124,839,184
Liberty Interactive, Series A(a)	4,609,650	77,303,831

		241,198,685

		1,683,772,102
CONSUMER STAPLES: 2.0%
FOOD & STAPLES RETAILING: 1.5%
Wal-Mart Stores, Inc.	3,575,600	190,007,384
Walgreen Co.	777,939	33,031,290

		223,038,674
FOOD, BEVERAGE & TOBACCO: 0.5%
Diageo PLC ADR(b) (United Kingdom)	300,000	24,561,000
Unilever PLC ADR(b) (United Kingdom)	1,337,400	43,318,386

		67,879,386

		290,918,060
ENERGY: 7.1%
Baker Hughes, Inc.	2,902,379	210,596,620
Chevron Corp.	1,985,579	204,196,944
Occidental Petroleum Corp.	2,594,600	269,942,184
Royal Dutch Shell PLC ADR(b) (United Kingdom)	440,127	31,579,112
Schlumberger, Ltd.(b) (Curacao/United States)	3,810,121	329,194,455

		1,045,509,315
FINANCIALS: 12.3%
BANKS: 4.3%
BB&T Corp.	3,116,484	83,646,431
HSBC Holdings PLC ADR(b) (United Kingdom)	1,420,561	70,488,237
SunTrust Banks, Inc.	1,904,490	49,135,842
U.S. Bancorp	1,792,600	45,729,226

	SHARES	VALUE
Wells Fargo & Co.	13,706,906	$384,615,782

		633,615,518
DIVERSIFIED FINANCIALS: 6.7%
Bank of America Corp.	655,800	7,187,568
Bank of New York Mellon Corp.	8,139,800	208,541,676
Capital One Financial Corp.	7,932,659	409,880,491
Charles Schwab Corp.	8,800,000	144,760,000
Credit Suisse Group AG ADR(b) (Switzerland)	519,200	20,259,184
Goldman Sachs Group, Inc.	600,000	79,854,000
Legg Mason, Inc.	564,290	18,486,140
SLM Corp.	6,110,100	102,710,781

		991,679,840
INSURANCE: 1.3%
AEGON NV(a),(b) (Netherlands)	13,601,751	92,491,907
Genworth Financial, Inc., Class A(a)	1,704,200	17,519,176
Loews Corp.	90,169	3,795,213
The Travelers Companies, Inc.	1,357,119	79,228,607

		193,034,903

		1,818,330,261
HEALTH CARE: 15.4%
HEALTH CARE EQUIPMENT & SERVICES: 1.4%
Boston Scientific Corp.(a)	18,638,300	128,790,653
CareFusion Corp.(a)	168,543	4,579,313
Covidien PLC(b) (Ireland)	486,400	25,891,072
Medtronic, Inc.	1,410,200	54,335,006

		213,596,044
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 14.0%
Amgen, Inc.(a)	4,699,400	274,209,990
Gilead Sciences, Inc.(a)	844,468	34,969,420
GlaxoSmithKline PLC ADR(b) (United Kingdom)	7,614,400	326,657,760
Merck & Co., Inc.	9,560,975	337,406,808
Novartis AG ADR(b) (Switzerland)	4,887,500	298,675,125
Pfizer, Inc.	12,520,517	257,922,650
Roche Holding AG ADR(b) (Switzerland)	4,600,000	193,016,000
Sanofi ADR(b) (France)	8,326,265	334,466,065

		2,057,323,818

		2,270,919,862
INDUSTRIALS: 4.9%
CAPITAL GOODS: 2.7%
General Electric Co.	16,884,600	318,443,556
Tyco International, Ltd.(b) (Switzerland)	1,465,434	72,436,403

		390,879,959

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

COMMON STOCKS (continued)

	SHARES	VALUE
COMMERCIAL & PROFESSIONAL SERVICES: 0.5%
Dun & Bradstreet Corp.	221,800	$16,754,772
Pitney Bowes, Inc.	2,342,350	53,850,626

		70,605,398
TRANSPORTATION: 1.7%
FedEx Corp.	2,694,554	255,578,447

		717,063,804
INFORMATION TECHNOLOGY: 16.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.9%
Maxim Integrated Products, Inc.	4,944,000	126,368,640

SOFTWARE & SERVICES: 7.1%
AOL, Inc.(a)	2,093,306	41,573,057
BMC Software, Inc.(a)	1,551,560	84,870,332
Cadence Design Systems, Inc.(a)	6,065,800	64,054,848
Computer Sciences Corp.	2,233,232	84,773,487
Compuware Corp.(a)	3,975,888	38,804,667
EBay, Inc.(a)	5,849,900	188,776,273
Electronic Arts, Inc.(a)	5,215,680	123,090,048
Equinix, Inc.(a)	3,900	393,978
Microsoft Corp.	5,994,900	155,867,400
Symantec Corp.(a)	8,834,000	174,206,480
Synopsys, Inc.(a)	3,365,100	86,516,721

		1,042,927,291
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.0%
Hewlett-Packard Co.	12,823,512	466,775,837
Molex, Inc.	781,600	20,141,832
Molex, Inc., Class A	2,469,828	53,051,905
Motorola Mobility Holdings, Inc.(a)	4,317,962	95,167,882
Motorola Solutions, Inc.(a)	2,749,014	126,564,605
Nokia Corp. ADR(b) (Finland)	10,240,260	65,742,469
TE Connectivity, Ltd.(b) (Switzerland)	3,882,500	142,720,700
Telefonaktiebolaget LM Ericsson ADR(b) (Sweden)	3,472,200	49,930,236
Xerox Corp.	15,645,150	162,866,012

		1,182,961,478

		2,352,257,409
MATERIALS: 2.0%
Celanese Corp., Series A	275,759	14,700,712
Cemex SAB de CV ADR(a),(b) (Mexico)	4,343,470	37,353,842
Domtar Corp.	187,491	17,759,148
Dow Chemical Co.	4,605,617	165,802,212
Vulcan Materials Co.	1,356,189	52,253,962

		287,869,876
TELECOMMUNICATION SERVICES: 2.2%
Sprint Nextel Corp.(a)	33,874,100	182,581,399
Vodafone Group PLC ADR(b) (United Kingdom)	5,376,698	143,665,371

		326,246,770

TOTAL COMMON STOCKS (Cost $9,066,254,993)		$10,792,887,459

FIXED INCOME SECURITIES: 23.3%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT-RELATED: 2.4%
U.S. TREASURY: 0.7%
U.S. Treasury Note
1.00%, 10/31/11	$41,460,000	$41,586,329
0.75%, 11/30/11	25,000,000	25,067,375
0.75%, 3/31/13	34,250,000	34,450,705

		101,104,409
GOVERNMENT-RELATED: 1.7%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	522,460	538,923
California Taxable General Obligation
5.45%, 4/1/15	14,510,000	15,783,688
7.50%, 4/1/34	28,825,000	32,601,075
5.65%, 4/1/39, (mandatory put, 4/1/13)	4,960,000	5,275,109
7.55%, 4/1/39	43,350,000	49,608,006
7.30%, 10/1/39	17,000,000	18,848,580
7.625%, 3/1/40	5,500,000	6,331,655
Illinois Taxable General Obligation
5.365%, 3/1/17	20,675,000	21,370,093
5.665%, 3/1/18	4,950,000	5,134,734
Los Angeles Unified School District Taxable General Obligation
6.758%, 7/1/34	19,000,000	21,503,060
New Jersey State Turnpike Authority Revenue Bonds 7.102%, 1/1/41	18,450,000	21,452,922
Small Business Administration — 504 Program
Series 96-20L, 6.70%, 12/1/16	749,132	801,694
Series 97-20F, 7.20%, 6/1/17	1,110,425	1,237,774
Series 97-20I, 6.90%, 9/1/17	1,569,906	1,715,510
Series 98-20D, 6.15%, 4/1/18	1,812,046	1,978,862
Series 98-20I, 6.00%, 9/1/18	1,252,818	1,366,768
Series 99-20F, 6.80%, 6/1/19	1,483,718	1,643,445
Series 00-20D, 7.47%, 4/1/20	3,757,802	4,185,355
Series 00-20E, 8.03%, 5/1/20	1,777,860	2,021,437
Series 00-20G, 7.39%, 7/1/20	2,772,486	3,089,568
Series 00-20I, 7.21%, 9/1/20	1,574,377	1,738,693
Series 01-20E, 6.34%, 5/1/21	4,505,787	4,918,640
Series 01-20G, 6.625%, 7/1/21	4,665,014	5,099,762
Series 03-20J, 4.92%, 10/1/23	12,452,732	13,308,520
Series 07-20F, 5.71%, 6/1/27	8,110,556	8,850,352

		250,404,225

		351,508,634
MORTGAGE-RELATED: 9.8%
FEDERAL AGENCY CMO & REMIC: 1.6%
Dept. of Veterans Affairs
Trust 1995-1A 1, 7.213%, 2/15/25	799,641	926,399
Trust 1995-2C 3A, 8.793%, 6/15/25	362,989	438,670
Fannie Mae
Trust 2001-T5 A3, 7.50%, 6/19/30	1,021,386	1,190,712
Trust 2002-33 A1, 7.00%, 6/25/32	3,200,841	3,698,093
Trust 2002-86, 6.00%, 8/25/32	8,459,119	9,090,224

PAGE 9 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2005-W4 1A2, 6.50%, 8/25/35	$15,409,026	$18,023,745
Trust 2001-T7 A1, 7.50%, 2/25/41	3,025,728	3,588,516
Trust 2001-T4 A1, 7.50%, 7/25/41	2,772,285	3,241,374
Trust 2001-T8 A1, 7.50%, 7/25/41	3,359,407	3,815,062
Trust 2001-W3 A, 7.00%, 9/25/41	2,543,634	3,007,257
Trust 2001-T10 A2, 7.50%, 12/25/41	3,276,995	3,735,774
Trust 2002-W6 2A1, 6.708%, 6/25/42	2,975,300	3,355,885
Trust 2002-W8 A2, 7.00%, 6/25/42	3,520,489	4,021,956
Trust 2003-W2 1A1, 6.50%, 7/25/42	6,439,681	7,308,553
Trust 2003-W2 1A2, 7.00%, 7/25/42	2,675,129	3,083,996
Trust 2003-W4 4A, 7.315%, 10/25/42	3,877,378	4,488,104
Trust 2004-T1 1A2, 6.50%, 1/25/44	6,229,781	6,944,000
Trust 2004-W2 5A, 7.50%, 3/25/44	10,780,754	12,448,531
Trust 2004-W8 3A, 7.50%, 6/25/44	1,602,700	1,848,140
Trust 2009-11 MP, 7.00%, 3/25/49	46,775,182	52,090,887
Freddie Mac
Series 2100 GS, 6.50%, 12/15/13	1,385,219	1,443,996
Series 1078 GZ, 6.50%, 5/15/21	534,302	591,296
Series (GN) 16 PK, 7.00%, 8/25/23	6,394,790	6,977,868
Series T-48 1A4, 5.538%, 7/25/33	49,296,643	54,726,974
Series T-051 1A, 6.50%, 9/25/43	325,268	368,928
Series T-59 1A1, 6.50%, 10/25/43	19,105,054	21,403,670

		231,858,610
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 8.2%
Fannie Mae, 10 Year
6.00%, 1/1/12-4/1/12	1,273,778	1,307,466
Fannie Mae, 15 Year
6.00%, 7/1/16-3/1/22	29,232,691	31,998,116
6.50%, 1/1/13-11/1/18	41,270,556	44,742,185
7.00%, 11/1/18	3,107,630	3,395,693
7.50%, 9/1/15-8/1/17	15,528,883	17,005,901
Fannie Mae, 20 Year
6.50%, 1/1/22-10/1/26	11,270,842	12,899,388
Fannie Mae, 30 Year
5.50%, 5/1/33-8/1/37	207,668,471	226,138,822
6.00%, 9/1/36-6/1/40	230,620,275	254,488,522
6.50%, 12/1/28-11/1/37	141,063,438	159,538,471
7.00%, 4/1/37-8/1/37	44,203,395	50,874,753
Fannie Mae, Hybrid ARM
1.983%, 1/1/35	5,874,828	6,158,491
2.109%, 12/1/34	5,321,092	5,459,712
2.45%, 1/1/35	2,874,929	3,023,754
2.526%, 8/1/35	4,497,238	4,723,593
4.767%, 9/1/34	4,414,112	4,612,693
Fannie Mae, Multifamily DUS
Pool 555728, 4.02%, 8/1/13	306,654	320,517
Pool 555162, 4.826%, 1/1/13	13,758,440	14,308,027
Pool 760762, 4.89%, 4/1/12	15,745,000	15,947,647
Pool 735387, 4.922%, 4/1/15	7,047,021	7,661,727
Pool 555316, 4.938%, 2/1/13	3,374,935	3,504,656

	PAR VALUE	VALUE
Pool 555148, 4.985%, 1/1/13	$3,116,602	$3,226,517
Pool 555806, 5.159%, 10/1/13	2,207,991	2,350,410
Pool 461628, 5.32%, 4/1/14	9,512,907	10,250,816
Pool 462086, 5.355%, 11/1/15	19,596,093	21,636,864
Pool 545316, 5.617%, 12/1/11	2,139,345	2,138,220
Pool 545685, 5.723%, 4/1/12	8,066,389	8,062,109
Pool 545387, 5.915%, 1/1/12	3,650,396	3,663,265
Pool 545258, 5.938%, 11/1/11	489,035	488,785
Freddie Mac, 30 Year
6.00%, 2/1/39	24,089,000	26,555,936
Freddie Mac, Hybrid ARM
2.711%, 5/1/34	7,343,742	7,738,188
5.348%, 4/1/37	9,902,909	10,515,431
5.586%, 2/1/38	21,437,419	22,939,458
Freddie Mac Gold, 15 Year
6.00%, 2/1/18	4,207,459	4,597,705
6.50%, 7/1/14-3/1/18	18,156,192	19,713,768
7.00%, 4/1/15	17,408	18,146
7.75%, 7/25/21	875,437	1,028,619
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	18,753,755	21,146,938
Freddie Mac Gold, 30 Year
6.00%, 9/1/37-2/1/38	82,943,534	91,295,158
6.50%, 9/1/18-4/1/33	26,328,099	29,800,310
7.00%, 11/1/37-9/1/38	40,740,491	46,901,671
7.47%, 3/17/23	187,547	219,008
Ginnie Mae, 30 Year
7.50%, 11/15/24-10/15/25	2,373,683	2,833,384
7.97%, 4/15/20-1/15/21	1,301,625	1,511,214

		1,206,742,054
PRIVATE LABEL CMO & REMIC: 0.0%(e)
Union Planters Mortgage Finance Corp.
Series 2000-1 A1, 7.70%, 12/25/24	1,956,602	2,120,964

		1,440,721,628
CORPORATE: 11.1%
FINANCIALS: 4.7%
Ally Financial, Inc.
6.875%, 9/15/11	50,280,000	50,657,100
4.50%, 2/11/14	33,375,000	33,375,000
American International Group, Inc.
8.25%, 8/15/18	16,335,000	18,762,822
Bank of America Corp.
5.30%, 3/15/17	41,040,000	42,301,816
7.625%, 6/1/19	6,000,000	6,950,352
8.00%, 12/15/26(c)	16,960,000	17,256,800
6.625%, 5/23/36(c)	33,500,000	32,335,138
Barclays PLC(b) (United Kingdom)
5.125%, 1/8/20	16,660,000	16,908,867
Boston Properties, Inc.
5.625%, 4/15/15	28,825,000	32,067,755
5.00%, 6/1/15	2,825,000	3,062,224

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 10

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Capital One Financial Corp.
6.75%, 9/15/17	$44,585,000	$51,546,234
CIGNA Corp.
7.65%, 3/1/23	9,525,000	11,019,463
7.875%, 5/15/27	12,675,000	14,912,315
8.30%, 1/15/33	8,845,000	10,586,280
Citigroup, Inc.
6.125%, 11/21/17	53,880,000	59,507,981
7.875%, 10/30/40(c)	14,252,500	15,820,275
General Electric Co.
5.50%, 1/8/20	32,095,000	34,370,471
Health Net, Inc.
6.375%, 6/1/17	10,250,000	10,557,500
HSBC Holdings PLC(b) (United Kingdom)
5.10%, 4/5/21	3,625,000	3,714,842
6.50%, 5/2/36	18,955,000	19,500,373
6.50%, 9/15/37	8,940,000	9,226,375
JPMorgan Chase & Co.(c)
8.75%, 9/1/30	23,042,000	29,210,574
Royal Bank of Scotland Group PLC(b) (United Kingdom)
4.375%, 3/16/16	7,900,000	7,968,991
5.625%, 8/24/20	8,700,000	8,703,637
6.125%, 1/11/21	17,500,000	17,939,495
SLM Corp.
8.45%, 6/15/18	26,600,000	29,196,506
Travelers Cos., Inc.
6.25%, 6/20/16	9,515,000	10,920,955
Unum Group
7.19%, 2/1/28	8,305,000	8,417,309
7.25%, 3/15/28	2,030,000	2,111,990
6.75%, 12/15/28	11,368,000	10,919,191
WellPoint, Inc.
5.25%, 1/15/16	39,085,000	43,589,077
Wells Fargo & Co.
6.00%, 11/15/17	23,695,000	26,432,839

		689,850,547
INDUSTRIALS: 6.4%
Boston Scientific Corp.
5.45%, 6/15/14	18,940,000	20,582,231
6.25%, 11/15/15	1,055,000	1,177,285
6.40%, 6/15/16	21,405,000	24,108,965
Burlington Northern Santa Fe Corp.(g)
8.251%, 1/15/21	1,077,311	1,301,219
4.967%, 4/1/23	9,833,684	10,844,685
5.72%, 1/15/24	18,011,177	19,715,549
5.629%, 4/1/24	21,304,467	23,130,565
5.342%, 4/1/24	13,843,903	14,647,697
Comcast Corp.
5.85%, 11/15/15	25,895,000	29,366,924
5.90%, 3/15/16	3,110,000	3,540,209

	PAR VALUE	VALUE
6.30%, 11/15/17	$5,865,000	$6,798,286
Cox Communications, Inc.
5.45%, 12/15/14	21,920,000	24,430,541
5.50%, 10/1/15	4,705,000	5,281,504
5.875%, 12/1/16(d)	24,570,000	27,757,982
CSX Corp.
9.75%, 6/15/20	5,231,000	7,253,864
Dillard’s, Inc.
7.85%, 10/1/12	13,680,000	14,535,000
7.13%, 8/1/18	10,586,000	10,797,720
7.875%, 1/1/23	8,660,000	8,486,800
7.75%, 7/15/26	50,000	48,500
7.75%, 5/15/27	540,000	518,400
7.00%, 12/1/28	15,135,000	13,924,200
Dow Chemical Co.
8.55%, 5/15/19	21,553,000	27,791,387
7.375%, 11/1/29	17,755,000	21,762,286
9.40%, 5/15/39	4,890,000	7,253,225
FedEx Corp.
7.375%, 1/15/14	8,795,000	10,038,006
8.00%, 1/15/19	6,965,000	8,752,783
6.72%, 7/15/23	13,522,912	15,889,421
Ford Motor Credit Co.(g)
5.625%, 9/15/15	23,250,000	24,068,144
5.75%, 2/1/21	25,200,000	25,168,979
HCA, Inc.
6.95%, 5/1/12	48,940,000	50,285,850
6.30%, 10/1/12	8,210,000	8,456,300
6.25%, 2/15/13	18,390,000	19,033,650
6.75%, 7/15/13	4,600,000	4,795,500
Lafarge SA(b) (France)
5.85%, 7/9/15(d)	4,600,000	4,918,081
6.50%, 7/15/16	32,945,000	35,606,429
Liberty Media Corp.
8.50%, 7/15/29	9,462,000	9,130,830
8.25%, 2/1/30	7,291,000	7,035,815
Macy’s, Inc.
7.45%, 10/15/16	11,410,000	13,462,260
6.90%, 4/1/29	5,235,000	5,793,637
6.90%, 1/15/32	54,699,000	58,652,425
Nordstrom, Inc.
6.25%, 1/15/18	5,510,000	6,366,888
Norfolk Southern Corp.
9.75%, 6/15/20	7,224,000	10,011,055
Reed Elsevier PLC(b) (United Kingdom)
8.625%, 1/15/19	22,475,000	28,571,209
Sprint Nextel Corp.
6.00%, 12/1/16	25,000,000	24,968,750
6.875%, 11/15/28	9,855,000	9,337,612
Telecom Italia SpA(b) (Italy)
6.999%, 6/4/18	2,000,000	2,187,362
7.175%, 6/18/19	15,450,000	17,058,129

PAGE 11 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Time Warner Cable, Inc.
8.75%, 2/14/19	$20,265,000	$25,821,866
8.25%, 4/1/19	16,145,000	20,136,060
Time Warner, Inc.
7.625%, 4/15/31	31,950,000	38,332,907
7.70%, 5/1/32	13,055,000	15,761,967
Union Pacific Corp.
6.33%, 1/2/20	18,873,523	21,327,857
5.866%, 7/2/30	32,501,994	35,416,633
6.176%, 1/2/31	11,292,611	12,961,580
Vulcan Materials Co.
6.50%, 12/1/16	5,250,000	5,217,670
7.50%, 6/15/21	8,775,000	8,763,399
Xerox Corp.
6.35%, 5/15/18	28,585,000	32,765,756
5.625%, 12/15/19	11,115,000	12,174,471

		953,324,305

		1,643,174,852

TOTAL FIXED INCOME SECURITIES (Cost $3,190,724,649)		$3,435,405,114

SHORT-TERM INVESTMENTS: 3.1%
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	14,636,135	14,636,135

REPURCHASE AGREEMENT: 3.0%
Fixed Income Clearing Corporation(f)
0.01%, dated 6/30/11, due 7/1/11, maturity value $433,490,120	433,490,000	433,490,000

TOTAL SHORT-TERM INVESTMENTS (Cost $448,126,135)		$448,126,135

TOTAL INVESTMENTS (Cost $12,705,105,777)	99.7%	$14,676,418,708
OTHER ASSETS LESS LIABILITIES	0.3%	49,531,782

NET ASSETS	100.0%	$14,725,950,490

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, all such securities in total represented $32,676,063 or 0.2% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(e)	Rounds to 0.0%
(f)	Repurchase agreement is collateralized by Freddie Mac 0.515%, 11/26/2012. Total collateral value is $442,161,913.
(g)	Subsidiary (see below)

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
10 Year U.S. Treasury Note – Short Position	3,527	Sep 2011	$(431,451,297)	$(1,938,951)

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 12

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2011
ASSETS:
Investments, at value (cost $12,705,105,777)	$14,676,418,708
Cash held at broker	3,879,700
Receivable for investments sold	35,738,132
Receivable for Fund shares sold	7,195,938
Receivable from broker for futures margin variation	1,818,609
Dividends and interest receivable	61,543,717
Prepaid expenses and other assets	24,565

14,786,619,369

LIABILITIES:
Payable for investments purchased	24,302,995
Payable for Fund shares redeemed	29,346,606
Management fees payable	5,983,200
Accrued expenses	1,036,078

60,668,879

NET ASSETS	$14,725,950,490

NET ASSETS CONSIST OF:
Paid in capital	$15,027,597,134
Undistributed net investment income	15,304,587
Accumulated net realized loss	(2,286,325,211)
Net unrealized appreciation	1,969,373,980

$14,725,950,490

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	200,722,207
Net asset value per share	$73.36

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2011
INVESTMENT INCOME:
Dividends (net of foreign taxes of $5,499,590)	$121,160,712
Interest	90,862,334

212,023,046

EXPENSES:
Management fees	37,548,306
Custody and fund accounting fees	167,702
Transfer agent fees	1,258,770
Professional services	105,281
Shareholder reports	208,003
Registration fees	98,784
Trustees’ fees	109,400
Miscellaneous	220,997

39,717,243

NET INVESTMENT INCOME	172,305,803

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss
Investments	(3,629,277)
Treasury futures contracts	(2,729,312)
Net change in unrealized appreciation
Investments	679,784,423
Treasury futures contracts	(13,264,677)

Net realized and unrealized gain	660,161,157

NET INCREASE IN NET ASSETS FROM OPERATIONS	$832,466,960

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
OPERATIONS:
Net investment income	$172,305,803	$316,855,030
Net realized gain/(loss)	(6,358,589)	212,931,966
Net change in unrealized appreciation	666,519,746	1,159,074,272

	832,466,960	1,688,861,268

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(160,746,727)	(341,035,498)
Net realized gain	—	—

Total distributions	(160,746,727)	(341,035,498)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	721,186,331	1,306,649,783
Reinvestment of distributions	151,868,788	323,107,024
Cost of shares redeemed	(1,668,020,211)	(3,576,618,320)

Net decrease from Fund share transactions	(794,965,092)	(1,946,861,513)

Total decrease in net assets	(123,244,859)	(599,035,743)

NET ASSETS:
Beginning of period	14,849,195,349	15,448,231,092

End of period (including undistributed net investment income of $15,304,587 and $3,745,511, respectively)	$14,725,950,490	$14,849,195,349

SHARE INFORMATION:
Shares sold	9,864,836	19,923,219
Distributions reinvested	2,105,206	4,912,047
Shares redeemed	(22,708,914)	(54,624,822)

Net decrease in shares outstanding	(10,738,872)	(29,789,556)

PAGE 13 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities are priced on the basis of valuations furnished by independent pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Futures contracts are valued daily at the closing settlement price on the exchange. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

DODGE & COX BALANCED FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS (unaudited)

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Treasury Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has entered into short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the period ended June 30,

2011, the Fund remained consistently invested in short Treasury futures contracts. Notional values during the period were approximately 3% of net assets.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2011:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(b)	$10,792,887,459		$—
Fixed Income Securities
U.S. Treasury	101,104,409		—
Government Related	—		250,404,225
Mortgage-Related Securities	—		1,440,721,628
Corporate	—		1,643,174,852
Money Market Fund	14,636,135		—
Repurchase Agreement	—		433,490,000

Total Securities	$10,908,628,003		$3,767,790,705

Other Financial Instruments
Futures Contracts	$(1,938,951	)(c)	—

(a)	At December 31, 2010, the Fund held no securities that were considered to be Level 3 securities (those valued using significant unobservable inputs).
(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	Represents unrealized depreciation on futures contracts.

PAGE 15 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, in-kind redemptions, net short-term realized gain/(loss), and treasury futures. At June 30, 2011, the cost of investments for federal income tax purposes was $12,714,273,954.

Distributions during the six months ended June 30, 2011, and for the year ended December 31, 2010, were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
Ordinary income	$160,746,727	$341,035,498
	($0.790 per share)	($1.520 per share)

Long-term capital gain	—	—

At June 30, 2011, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	2,749,625,251
Unrealized depreciation	(787,480,497)

Net unrealized appreciation	1,962,144,754
Undistributed ordinary income	15,304,587
Accumulated capital loss(a)	(19,623,266)
Capital Loss carryforward(b)	(2,259,472,719)
(a)	Represents capital loss realized for tax purposes during the period from January 1, 2011 to June 30, 2011.
(b)

Represents accumulated capital loss as of December 31, 2010, which may be carried forward to offset future capital gains. During 2010, the Fund utilized $51,351,120 of the carryforward. If not utilized, the remaining capital loss carryforward will expire in 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund

DODGE & COX BALANCED FUND ▪ PAGE 16

NOTES TO FINANCIAL STATEMENTS (unaudited)

shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

The Fund also participates with the Funds in a committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The total amount of the Line of Credit was increased from $200 million to $500 million on June 28, 2011. The maximum amount available to the Fund is $250 million. The Fund pays a commitment fee on its pro-rata portion of the Line of Credit, which amounted to $14,926 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2011, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $969,512,388 and $1,989,556,362, respectively. For the six months ended June 30, 2011, purchases and sales of U.S. government securities aggregated $362,216,269 and $382,404,771, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2011, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 17 ▪ DODGE & COX BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2011(a)		2010	2009	2008	2007	2006

Net asset value, beginning of period	$70.22		$64.03	$51.26	$81.00	$87.08	$81.34
Income from investment operations:
Net investment income	0.85		1.41	1.46	1.99	2.35	2.21
Net realized and unrealized gain/(loss)	3.08		6.30	12.82	(28.44)	(0.78)	8.93

Total from investment operations	3.93		7.71	14.28	(26.45)	1.57	11.14

Distributions to shareholders from:
Net investment income	(0.79)		(1.52)	(1.51)	(1.95)	(2.37)	(2.20)
Net realized gain	—		—	—	(1.34)	(5.28)	(3.20)

Total distributions	(0.79)		(1.52)	(1.51)	(3.29)	(7.65)	(5.40)

Net asset value, end of period	$73.36		$70.22	$64.03	$51.26	$81.00	$87.08

Total return	5.62%		12.23%	28.37%	(33.57)%	1.74%	13.84%
Ratios/supplemental data:
Net assets, end of period (millions)	$14,726		$14,849	$15,448	$14,676	$26,932	$27,458
Ratio of expenses to average net assets	0.53	%(b)	0.53%	0.53%	0.53%	0.53%	0.52%
Ratio of net investment income to average net assets	2.29	%(b)	2.13%	2.61%	2.85%	2.59%	2.52%
Portfolio turnover rate	8%		12%	19%	27%	27%	20%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s website at www.dodgeandcox.com or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 1-800-621-3979. Your request will be implemented within 30 days.

DODGE & COX BALANCED FUND ▪ PAGE 18

TRUSTEES AND EXECUTIVE OFFICERS

Kenneth E. Olivier, Chairman, President, and Trustee

Chairman and Chief Executive Officer, Dodge & Cox

Dana M. Emery, Senior Vice President and Trustee

Co-President, Dodge & Cox

John A. Gunn, Trustee

Chairman Emeritus, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director of Global Research at Goldman Sachs & Co.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Charles F. Pohl, Senior Vice President

Co-President and Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 19 ▪ DODGE & COX BALANCED FUND

Income Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2011, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/11 IF SAR       Printed on recycled paper

2011

Semi-Annual Report

June 30, 2011

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 3.2% for the six months ended June 30, 2011, compared to 2.7% for the Barclays Capital U.S. Aggregate Bond Index (BCAG). On June 30, the Fund had net assets of $23.9 billion with a cash position of 2.1%.

MARKET COMMENTARY

U.S. economic data weakened and the situation among heavily indebted European peripheral countries (most notably in Greece) deteriorated in the first half of 2011, driving U.S. Treasury rates lower and resulting in a 2.2% return(a) for the sector. Reflecting these factors, as well as the effects of the Japanese earthquake and the spike in energy prices, consensus estimates for 2011 U.S. GDP growth were revised downward to 2.5%. Inflation trended higher (for example, year-over-year CPI was up 3.6% compared to up 1.1% one year ago) and the Federal Reserve ended its second round of quantitative easing on June 30 but maintained short-term rates at effectively zero. U.S. congressional leaders conferred with the Administration over addressing the country’s challenging fiscal situation before August 2, when the current debt ceiling must be raised to avoid a potential U.S. government default or payment delay on its financial obligations.

Investment-grade corporate bonds generated a 3.2% return, modestly outperforming comparable Treasuries despite significant headwinds from the volatile geopolitical situation and softening U.S. economic data. Corporate balance sheets remained healthy and credit fundamentals strong. Agency-guaranteed(b) mortgage-backed securities (MBS) registered a 2.9% return, significantly outperforming comparable short-duration(c) Treasuries. Despite low mortgage rates, mortgage prepayments remain subdued.

INVESTMENT STRATEGY

Bond investors currently face many challenges: a deceleration in U.S. economic activity, ongoing uncertainties regarding the Federal budget and debt ceiling, the threat of defaults among peripheral European sovereigns, and the risk of corporate releveraging, to name a few. It is a fair question to ask, “How is the Fund positioned in light of these uncertainties?” The themes present today in the Fund are similar to those present at the beginning of 2011, a reflection of our long-term investment horizon, our investment persistence, and the typically incremental nature of Fund strategy changes. Nevertheless, while the composition of the overall Fund may not appear to exhibit dramatic shifts, the positioning within (and between) sectors changes—sometimes meaningfully—in response to changing market conditions and our assessment of relative value. The ultimate goal, of course, is to construct a diversified portfolio of individually selected securities that we believe, collectively, will provide current income and offer attractive total return potential for our shareholders over the long term. Within the next few paragraphs, we discuss several of the recent subtle and not-so-subtle shifts in the Fund’s positioning in response to changing conditions.

Corporates

We continue to view the Fund’s corporate bond holdings as attractive long-term investments, as reflected by the significant 45% weighting. Recent market volatility has produced good entry points for us to add to Fund holdings, particularly within the Financials sector where valuations remain below long-term averages. Current issues weighing on the Financials sector include higher regulatory capital and liquidity requirements, potential mortgage-related liabilities, and exposure to peripheral European sovereigns. We have allocated considerable analytical resources to this sector, given the ongoing risks, and have found opportunities amid this uncertainty. We have focused on large, systemically important institutions with adequate capitalization, growing profitability, and stable funding profiles.

That said, we have made certain changes to the Fund’s Corporate holdings, including reducing the overall weighting by about five percentage points over the past two years. In addition to a secular decline in U.S. interest rates, corporate yield premiums have compressed significantly. For example, the Barclays Corporate Index was yielding 6.0% in mid-2009, compared to 3.8% today, returning 11.0% (annualized) in the interim. This strong performance has meaningfully bolstered absolute and relative returns for the Fund. At this point we see

PAGE 1 ▪ DODGE & COX INCOME FUND

somewhat less compelling valuations for the sector as a whole, while at the same time we believe certain risks are increasing for bondholders. Interest rates are low, cash on corporate balance sheets is high, and equity valuations are attractive. These circumstances increase the potential for shareholder-friendly activities such as debt-financed share buybacks, dividend increases, and strategic M&A. Given these factors, we have reduced the Fund’s holdings in certain Industrial and lower-rated issuers. We have also sought greater diversification among the Fund’s holdings, evidenced by a slight increase in the number of Corporate issuers (49 as of June 30) and a reduction in average issuer position size (now just under 1%).

Taxable Municipal Bonds/BABs

The taxable municipal sector has been an area of focus for the Fund, particularly after the initiation of the Build America Bond (BAB) program in early 2009, which resulted in substantial issuance of taxable municipal securities. They now comprise 5% of the Fund, compared to less than 2% two years ago. The Fund has four taxable municipal holdings, with an average yield of 5.8% (versus 3.9% for a comparable-duration Treasury). The Fund’s holdings in this sector have significantly outperformed many alternatives year to date, boosting the Fund’s performance. We remain optimistic about the total return potential for these holdings despite uncertainties posed by the challenging fiscal and political situation of many states and municipalities. We have focused on large, economically diverse issuers with taxing or rate-setting authority, strong financial teams, and certain features within the securities’ structures that provide additional downside risk protection. The Fund’s largest holding, at 3.2%, is State of California(d) General Obligation bonds. The most recent addition to the Fund, purchased earlier this year, was State of Illinois Taxable General Obligation bonds. We initially reviewed this credit last year, when valuations were higher and the state’s credit profile was poorer. Since then, Illinois has enacted measures improving the credit profile of the state and demonstrating political will to restore fiscal prudence, while relative valuations have become more attractive.

MBS

Agency MBS comprised 40% of the Fund on June 30. This weighting has ranged from 35% to 44% over the past two years, depending on our assessment of relative value of our favored securities within this sector. Nearly all of the Fund’s MBS have premium coupons (5.5% or higher) and feature a combination of greater seasoning, lower loan balances, and/or favorable borrower characteristics compared to most MBS in the BCAG. We believe these characteristics, in combination with today’s unique and challenging environment for refinancings, mitigate some of the prepayment variability inherent in MBS investing. The Fund’s MBS have provided an important source of absolute and relative return in recent years. Going forward, our enthusiasm for the Fund’s MBS is modestly tempered by higher valuations (average price of $110). Given that prepayments result in MBS paydowns at par, there is less room to be wrong and a higher penalty for being so. We continue to monitor risks closely but believe the Fund’s MBS will provide attractive risk-adjusted returns over our investment horizon.

Duration

The Fund has maintained a modestly shorter relative duration, to varying degrees, in recent years. We achieve this relative positioning in a number of ways. Last year, for example, we initiated a small short position in 10-year Treasury futures. Other times we have chosen to marginally shorten by trimming longer-duration Corporate holdings, as we did in late 2010.

We continue to believe that a defensive duration position is prudent. The U.S. economy faces numerous challenges, including a stubbornly high rate of unemployment, fiscal imbalances, and broad deleveraging across the consumer sector. These factors are currently keeping a cap on spending and GDP. That said, we believe that as the effects of these economic headwinds become less acute, the pace of the economic recovery will grow. Furthermore, rising inflation (and inflation expectations) over the past year, coupled with today’s very low interest rates, leave “real” Treasury rates negative across maturities out to approximately seven years. If we were to return to longer-term average real rates and a typical term premium, Treasury yields could rise significantly from current levels. Therefore, we continue to position the Fund with a shorter duration than that of the BCAG and de-emphasize longer maturity Treasuries in our portfolio construction.

DODGE & COX INCOME FUND ▪ PAGE 2

IN CLOSING

We continue to seek attractive long-term investment opportunities, primarily within the higher-yielding Corporate, government-related, and Agency MBS sectors of the bond market. In doing so, we utilize our in-depth fundamental research to identify compelling opportunities that provide ample yield compensation for the risks assumed. By focusing on these sectors and positioning the Fund defensively vis-à-vis interest rate risk, we believe the Fund may provide reasonable relative returns over longer periods of time. However, given a very low starting yield, we expect total return potential to be quite modest in the near term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Dana M. Emery, Senior Vice President

July 28, 2011

(a)	Sector returns as calculated and reported by Barclays Capital.
(b)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The guarantee does not eliminate market risk.
(c)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(d)	We use these examples for illustrative purposes only, not to imply that we think they are more attractive than the Fund’s other holdings.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

SEMI-ANNUAL PERFORMANCE REVIEW

The Fund outperformed the BCAG by 0.4 percentage points year to date.

Key Contributors to Relative Results

▪

The Fund’s significant overweight to corporate bonds added to relative returns given the strong performance of this sector. Many individual issues also performed well, including Boston Scientific, Citigroup floating-rate notes, Dillard’s, HCA, Macy’s, SLM Corp., and Sprint.

▪	The Fund’s taxable municipal holdings performed extremely well.
▪	The Fund’s overweight to the intermediate part of the yield curve benefited relative returns as intermediate Treasury yields declined more than short- and long-term yields over the period.

Key Detractors from Relative Results

▪	The Fund’s duration position detracted from relative returns as Treasury yields generally declined year to date.
▪	The Fund’s Agency MBS lagged the MBS in the BCAG; however, they outperformed comparable short-duration Treasuries.
▪	A number of Financials sector (e.g., Barclays and HSBC) and longer-duration (e.g., Time Warner) holdings in the Fund underperformed similar-duration alternatives.

PAGE 3 ▪ DODGE & COX INCOME FUND

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Fixed Income Investment Policy Committee, which is the decision-making body for the Income Fund, is a nine-member committee with an average tenure at Dodge & Cox of 17 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

LEAD INDEPENDENT TRUSTEE’S LETTER

TO OUR SHAREHOLDERS

It is with great pleasure that the Dodge & Cox Funds Board of Trustees welcomes two new Independent Trustees, Ann Mather and Robert B. Morris III. In anticipation of several Independent Trustees reaching the retirement age of 72, Ms. Mather (51) and Mr. Morris (58) were invited to join the Dodge & Cox Funds Board. The four incumbent Independent Trustees are William F. Ausfahl (71), Trustee since 2002; L. Dale Crandall (69), Trustee since 1999; Thomas A. Larsen (61), Trustee since 2002; and John B. Taylor (64), Trustee since 2005. Additionally, three Interested Trustees serve on the Board: Kenneth E. Olivier (59), Chairman of the Board; John A. Gunn (67), Chairman Emeritus; and Dana M. Emery (49).

Ms. Mather and Mr. Morris were appointed by the Board of Trustees after an extensive search by the Funds’ Governance and Nominating Committees, both comprised exclusively of the Funds’ Independent Trustees.

Ann Mather was formerly Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios where she was responsible for finance, administration, business affairs, investor relations, and human resources. She previously served in a variety of executive positions at the Walt Disney Company. Ms. Mather currently serves on a number of public boards, including Google and Netflix.

Robert B. Morris III is a private investor with over 25 years of experience in the securities industry and is a CFA® charterholder. His prior roles include Partner and Managing Director of Global Research at Goldman Sachs. Prior to joining Goldman Sachs, Mr. Morris was a telecommunication services analyst at Prudential-Bache Securities, a general partner and telecommunication services analyst at Montgomery Securities, and a securities analyst at Wells Fargo Investment Advisers.

Finally, Independent Trustee Will “Bill” C. Wood retired from the Board of Trustees on May 17, 2011. It is with heartfelt appreciation that we recognize Bill’s nineteen years of dedicated service to the Dodge & Cox Funds and their shareholders. During his tenure, Bill served in various leadership capacities, including Lead Independent Trustee and Chairman of the Valuation, Governance, and Audit and Compliance Committees. His insight and contributions will be missed.

As always, we welcome your comments and suggestions.

Sincerely,

L. Dale Crandall

Lead Independent Trustee

DODGE & COX INCOME FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2001

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2011

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Income Fund	6.02%	7.10%	6.26%	7.32%
Barclays Capital Aggregate Bond Index (BCAG)	3.94	6.53	5.75	6.80

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Barclays Capital U.S. Aggregate Bond Index (BCAG) is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities.

Barclays Capital® is a trademark of Barclays PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2011	Beginning Account Value 1/1/2011	Ending Account Value 6/30/2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,031.50	$2.16
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.66	2.16
*	Expenses are equal to the Fund’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX INCOME FUND

FUND INFORMATION	June 30, 2011

GENERAL INFORMATION
Net Asset Value Per Share	$13.37
Total Net Assets (billions)	$23.9
30-Day SEC Yield(a)	3.53%
Expense Ratio	0.43%
Portfolio Turnover Rate (1/1/11 to 6/30/11, unannualized)	11%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 17 years.

PORTFOLIO CHARACTERISTICS	Fund	BCAG
Number of Fixed Income Securities	660	7,912
Effective Maturity (years)(b)	6.8	7.4
Effective Duration (years)(c)	3.9	5.2

FIVE LARGEST CORPORATE ISSUERS (%)(d)	Fund
Bank of America Corp.	2.6
Ford Motor Credit Co.	2.5
Ally Financial, Inc.	2.4
HCA, Inc.	2.1
Citigroup, Inc.	2.1

CREDIT QUALITY (%)(e)	Fund	BCAG
U.S. Government & U.S. Government-Related(b)	48.3	72.3
Aaa	0.1	4.2
Aa	5.1	4.9
A	13.3	10.0
Baa	17.9	8.6
Ba	7.4	0.0
B	5.8	0.0
Caa	0.0	0.0
Ca	0.0	0.0
C	0.0	0.0
Cash Equivalents	2.1	0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	BCAG
U.S. Treasury(b)	6.7	32.9
Government-Related	6.2	11.5
Mortgage-Related	40.4	33.3
Corporate	44.5	19.8
Asset-Backed/Commercial Mortgage-Backed(f)	0.1	2.5
Cash Equivalents	2.1	0.0

MATURITY DIVERSIFICATION (%)	Fund	BCAG
0-1 Years to Maturity	9.2	0.0
1-5	52.0	40.7
5-10(b)	26.2	46.1
10-15	0.3	3.3
15-20	2.9	1.9
20-25	4.8	1.6
25 and Over	4.6	6.4

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)

Data as presented excludes the effect of the Fund’s short position in 10-year Treasury futures contracts (notional value = 5.9% of the Fund’s net assets). If the Fund’s exposure to Treasury futures contracts had been included, the effective maturity would be 0.4 years lower.

(c)	Data presented includes the effect of Treasury futures contracts.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(e)

The Fund’s credit quality distribution is calculated using ratings from Moody’s Investor Services. If no Moody’s rating is available, the lower of the Standard & Poor’s or Fitch rating is used. The BCAG’s credit quality ratings are from Barclays Capital and reference Moody’s, Standard & Poor’s, and Fitch ratings. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(f)	Commercial mortgage-backed securities are a component of the BCAG but not currently held by the Fund.

DODGE & COX INCOME FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

FIXED INCOME SECURITIES: 97.9%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT-RELATED: 12.9%
U.S. TREASURY: 6.7%
U.S. Treasury Note
1.00%, 7/31/11	$200,000,000	$200,156,200
1.00%, 8/31/11	305,000	305,476
0.875%, 2/29/12	200,000,000	200,968,000
1.00%, 4/30/12	200,000,000	201,328,000
0.75%, 5/31/12	200,000,000	200,968,000
0.625%, 7/31/12	200,000,000	200,820,000
0.625%, 2/28/13	200,000,000	200,773,400
0.625%, 4/30/13	200,000,000	200,718,000
1.25%, 3/15/14	200,000,000	202,906,000

		1,608,943,076
GOVERNMENT-RELATED: 6.2%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	21,679	22,362
California Taxable General Obligation
5.25%, 4/1/14	35,800,000	38,485,000
6.20%, 3/1/19	6,435,000	7,025,218
6.20%, 10/1/19	20,285,000	22,262,990
7.50%, 4/1/34	146,850,000	166,087,350
5.65%, 4/1/39 (mandatory put, 4/1/13)	18,785,000	19,978,411
7.55%, 4/1/39	251,633,000	287,958,740
7.30%, 10/1/39	113,880,000	126,263,311
7.625%, 3/1/40	55,395,000	63,771,278
7.60%, 11/1/40	25,225,000	29,068,533
Illinois Taxable General Obligation
5.365%, 3/1/17	126,625,000	130,882,132
5.665%, 3/1/18	38,570,000	40,009,432
Los Angeles Unified School District Taxable General Obligation
6.758%, 7/1/34	103,895,000	117,582,127
New Jersey State Turnpike Authority Revenue Bonds
7.102%, 1/1/41	106,730,000	124,101,375
New Valley Generation V
4.929%, 1/15/21	317,571	355,870
Small Business Administration — 504 Program
Series 91-20K, 8.25%, 11/1/11	19,663	20,155
Series 92-20B, 8.10%, 2/1/12	58,985	59,891
Series 92-20C, 8.20%, 3/1/12	86,533	88,333
Series 92-20D, 8.20%, 4/1/12	22,705	22,865
Series 92-20G, 7.60%, 7/1/12	207,978	210,523
Series 92-20H, 7.40%, 8/1/12	115,999	118,961
Series 92-20I, 7.05%, 9/1/12	118,163	121,316
Series 92-20J, 7.00%, 10/1/12	124,884	128,105
Series 92-20K, 7.55%, 11/1/12	186,352	192,052
Series 92-20L, 7.45%, 12/1/12	53,948	55,761
Series 93-20B, 7.00%, 2/1/13	175,233	182,049
Series 93-20C, 6.50%, 3/1/13	634,907	650,645
Series 93-20D, 6.75%, 4/1/13	137,805	141,715

	PAR VALUE	VALUE
Series 93-20E, 6.55%, 5/1/13	$789,546	$813,815
Series 93-20F, 6.65%, 6/1/13	250,752	261,813
Series 93-20L, 6.30%, 12/1/13	467,460	483,747
Series 94-20A, 6.50%, 1/1/14	571,870	584,002
Series 94-20D, 7.70%, 4/1/14	145,033	149,997
Series 94-20E, 7.75%, 5/1/14	622,935	655,890
Series 94-20F, 7.60%, 6/1/14	293,417	305,387
Series 94-20G, 8.00%, 7/1/14	299,175	318,740
Series 94-20H, 7.95%, 8/1/14	196,238	201,733
Series 94-20I, 7.85%, 9/1/14	189,856	198,785
Series 94-20K, 8.65%, 11/1/14	180,295	185,327
Series 94-20L, 8.40%, 12/1/14	140,186	145,893
Series 95-20A, 8.50%, 1/1/15	79,321	85,292
Series 95-20C, 8.10%, 3/1/15	175,859	182,005
Series 97-20E, 7.30%, 5/1/17	404,268	442,024
Series 97-20H, 6.80%, 8/1/17	52,155	56,727
Series 97-20J, 6.55%, 10/1/17	688,201	751,287
Series 97-20L, 6.55%, 12/1/17	34,209	37,532
Series 98-20B, 6.15%, 2/1/18	29,614	32,212
Series 98-20C, 6.35%, 3/1/18	2,985,204	3,260,853
Series 98-20H, 6.15%, 8/1/18	1,106,182	1,207,242
Series 98-20L, 5.80%, 12/1/18	698,560	758,987
Series 99-20C, 6.30%, 3/1/19	786,296	860,334
Series 99-20E, 6.30%, 5/1/19	17,651	19,210
Series 99-20G, 7.00%, 7/1/19	1,997,332	2,205,535
Series 99-20I, 7.30%, 9/1/19	536,361	593,262
Series 00-20C, 7.625%, 3/1/20	24,201	26,981
Series 00-20G, 7.39%, 7/1/20	29,412	32,776
Series 01-20G, 6.625%, 7/1/21	5,625,243	6,149,478
Series 01-20L, 5.78%, 12/1/21	13,289,568	14,388,452
Series 02-20A, 6.14%, 1/1/22	104,262	114,713
Series 02-20L, 5.10%, 12/1/22	3,619,729	3,877,735
Series 03-20G, 4.35%, 7/1/23	203,129	213,108
Series 04-20L, 4.87%, 12/1/24	4,571,367	4,958,221
Series 05-20B, 4.625%, 2/1/25	6,699,609	7,121,480
Series 05-20D, 5.11%, 4/1/25	327,121	349,824
Series 05-20E, 4.84%, 5/1/25	12,150,614	12,981,721
Series 05-20G, 4.75%, 7/1/25	11,705,827	12,529,162
Series 05-20H, 5.11%, 8/1/25	146,298	157,586
Series 05-20I, 4.76%, 9/1/25	12,951,646	13,819,861
Series 06-20A, 5.21%, 1/1/26	14,368,494	15,500,803
Series 06-20B, 5.35%, 2/1/26	4,161,023	4,514,571
Series 06-20C, 5.57%, 3/1/26	19,962,715	21,648,874
Series 06-20G, 6.07%, 7/1/26	35,130,510	38,337,740
Series 06-20H, 5.70%, 8/1/26	289,652	316,333
Series 06-20J, 5.37%, 10/1/26	11,690,420	12,714,609
Series 06-20L, 5.12%, 12/1/26	8,897,826	9,613,687
Series 07-20A, 5.32%, 1/1/27	18,536,045	20,035,700
Series 07-20C, 5.23%, 3/1/27	29,274,312	31,629,914
Series 07-20D, 5.32%, 4/1/27	29,892,347	32,403,376
Series 07-20G, 5.82%, 7/1/27	20,334,403	22,772,433

		1,476,853,269

		3,085,796,345

PAGE 7 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
MORTGAGE-RELATED: 40.4%
FEDERAL AGENCY CMO & REMIC: 2.5%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%, 5/15/25	$237,921	$285,368
Trust 1997-2Z, 7.50%, 6/15/27	19,859,910	23,274,611
Trust 1998-2 2A PT, 8.84%, 8/15/27	71,346	83,687
Trust 1998-1 1A, 8.197%, 3/15/28	646,387	755,252
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	1,326,750	1,481,479
Trust 1998-58 PC, 6.50%, 10/25/28	7,493,676	8,282,079
Trust 2001 T-5 A2, 7.00%, 2/19/30	79,672	91,072
Trust 2001-T5 A3, 7.50%, 6/19/30	390,341	455,052
Trust 2001-69 PQ, 6.00%, 12/25/31	9,768,834	10,899,359
Trust 2002-33 A1, 7.00%, 6/25/32	3,833,038	4,428,502
Trust 2008-24 GD, 6.50%, 3/25/37	15,038,447	16,568,053
Trust 2001-T3 A1, 7.50%, 11/25/40	217,156	246,559
Trust 2010-123 WT, 7.00%, 11/25/40	243,169,825	276,953,141
Trust 2001-T7 A1, 7.50%, 2/25/41	43,225	51,264
Trust 2001-T4 A1, 7.50%, 7/25/41	3,298,601	3,856,745
Trust 2001-T10 A1, 7.00%, 12/25/41	5,165,713	5,733,977
Trust 2002-T12 A3, 7.50%, 5/25/42	79,428	91,734
Trust 2002-90 A1, 6.50%, 6/25/42	6,920,188	8,094,457
Trust 2002-W6 2A1, 6.708%, 6/25/42	5,311,149	5,990,524
Trust 2002-W8 A2, 7.00%, 6/25/42	2,831,040	3,234,300
Trust 2003-W2 1A2, 7.00%, 7/25/42	17,292,881	19,935,927
Trust 2003-W4 3A, 6.857%, 10/25/42	5,553,176	6,419,795
Trust 2003-07 A1, 6.50%, 12/25/42	6,781,366	7,542,151
Trust 2003-W1 1A1, 6.351%, 12/25/42	10,980,298	12,548,650
Trust 2003-W1 2A, 7.209%, 12/25/42	5,125,920	5,987,496
Trust 2004-T1 1A2, 6.50%, 1/25/44	106,809	119,055
Trust 2004-W2 2A2, 7.00%, 2/25/44	250,464	289,536
Trust 2004-W2 5A, 7.50%, 3/25/44	17,545,822	20,260,151
Trust 2004-W8 3A, 7.50%, 6/25/44	11,634,532	13,416,262
Trust 2005-W1 1A3, 7.00%, 10/25/44	12,445,988	14,312,716
Trust 2001-79 BA, 7.00%, 3/25/45	1,287,656	1,392,096
Trust 2006-W1 1A1, 6.50%, 12/25/45	1,332,880	1,498,142
Trust 2006-W1 1A2, 7.00%, 12/25/45	9,286,118	10,690,317
Trust 2006-W1 1A3, 7.50%, 12/25/45	150,994	178,935
Trust 2006-W1 1A4, 8.00%, 12/25/45	10,996,952	13,113,303
Trust 2007-W10 1A, 6.203%, 8/25/47	48,427,311	54,647,194
Trust 2007-W10 2A, 6.206%, 8/25/47	13,959,283	15,161,925
Freddie Mac
Series 3312 AB, 6.50%, 6/15/32	14,971,095	16,291,600
Series T-41 2A, 6.599%, 7/25/32	52,825	60,044
Series T-48 1A, 6.419%, 7/25/33	5,018,856	5,716,405
Series T-051 1A, 6.50%, 9/25/43	110,591	125,435

		590,564,350
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 37.9%
Fannie Mae, 10 Year
6.00%, 11/1/16	5,801,780	6,365,430
Fannie Mae, 15 Year
5.50%, 4/1/16-1/1/25	1,125,815,156	1,221,908,146

	PAR VALUE	VALUE
6.00%, 7/1/16-3/1/23	$444,830,036	$487,113,394
6.50%, 11/1/12-12/1/19	63,597,327	69,549,518
7.00%, 12/1/11-11/1/17	84,598	91,611
7.50%, 11/1/14-8/1/17	5,342,882	5,835,811
8.00%, 2/1/13	971	1,001
Fannie Mae, 20 Year
6.00%, 2/1/28	24,788,088	27,249,155
6.50%, 4/1/19-10/1/24	26,943,772	30,528,217
Fannie Mae, 30 Year
5.50%, 2/1/33-8/1/37	760,863,413	828,535,769
6.00%, 11/1/28-9/1/40	1,867,666,497	2,059,223,177
6.50%, 12/1/32-8/1/39	825,815,355	933,801,040
7.00%, 4/1/32-12/1/37	544,217,491	626,416,799
8.00%, 11/1/11-1/1/12	7,749	7,821
Fannie Mae, Hybrid ARM
2.07%, 11/1/35	6,011,761	6,303,882
2.122%, 4/1/35	8,745,243	9,058,569
2.271%, 9/1/34	7,970,549	8,277,351
2.404%, 1/1/35	7,682,370	7,946,750
2.425%, 10/1/34	6,899,350	7,182,152
2.44%, 10/1/33	7,056,957	7,363,650
2.441%, 12/1/35	6,846,441	7,190,983
2.471%, 7/1/35	5,792,217	6,025,470
2.486%, 7/1/35	5,224,991	5,443,323
2.50%, 1/1/36	11,084,185	11,416,175
2.511%, 6/1/35	3,960,461	4,143,653
2.512%, 8/1/34	1,938,250	2,033,937
2.526%, 7/1/35	5,743,152	6,012,138
2.552%, 7/1/34	7,090,287	7,442,238
2.576%, 12/1/36	10,031,220	10,531,339
2.586%, 8/1/35	7,251,633	7,514,384
2.636%, 1/1/36	12,710,591	13,349,185
2.641%, 8/1/35	20,203,426	20,854,296
2.700%, 8/1/34	7,044,724	7,395,754
2.74%, 10/1/35	9,227,551	9,631,832
2.828%, 11/1/36	7,818,349	8,204,383
2.913%, 10/1/35	6,531,221	6,847,895
2.955%, 9/1/35	9,790,460	10,220,078
4.489%, 1/1/35	4,681,946	4,910,291
4.846%, 8/1/35	21,780,575	23,159,491
5.107%, 7/1/35	6,770,143	7,157,913
5.219%, 9/1/38	4,477,272	4,797,561
5.244%, 1/1/37	10,006,431	10,594,592
5.253%, 9/1/38	3,825,174	4,097,317
5.305%, 10/1/38	13,650,274	14,645,423
5.351%, 10/1/38	22,189,453	23,766,691
5.486%, 2/1/37	21,141,962	22,381,098
Fannie Mae, Multifamily DUS
Pool 555728, 4.02%, 8/1/13	187,400	195,871
Pool 760744, 4.75%, 3/1/15	13,590,000	14,707,336
Pool 555162, 4.826%, 1/1/13	13,845,604	14,398,673
Pool 555191, 4.856%, 2/1/13	13,673,068	14,261,212
Pool 555317, 4.871%, 4/1/13	24,861	26,001

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Pool 735745, 4.989%, 1/1/17	$193,953	$210,022
Pool 555806, 5.159%, 10/1/13	81,229	86,468
Pool 745629, 5.16%, 1/1/18	370,777	407,535
Pool 545387, 5.159%, 10/1/13	81,228	81,515
Pool 545892, 5.235%, 10/1/12	36,278,642	37,390,828
Pool 462084, 5.275%, 11/1/15	58,726	64,484
Pool 888559, 5.424%, 6/1/17	35,851,415	39,353,261
Pool 888381, 5.506%, 4/1/17	86,611	96,378
Pool 888015, 5.542%, 11/1/16	46,740,082	51,164,990
Pool 545316, 5.617%, 12/1/11	59,703	59,671
Pool 555172, 5.678%, 12/1/12	2,755,137	2,795,626
Pool 545685, 5.723%, 4/1/12	7,864,541	7,860,368
Pool 545987, 5.835%, 9/1/12	18,050,874	18,669,218
Pool 545210, 5.932%, 10/1/11	42,540	42,518
Pool 545258, 5.938%, 11/1/11	25,739	25,725
Pool 545547, 6.045%, 3/1/12	8,226,754	8,316,188
Pool 545708, 6.062%, 5/1/12	1,656,231	1,655,356
Pool 745936, 6.079%, 8/1/16	911,913	1,032,187
Pool 545527, 6.128%, 2/1/12	5,642,983	5,687,734
Pool 545209, 6.131%, 10/1/11	15,593,671	15,585,897
Pool 545179, 6.303%, 9/1/11	2,605,192	2,603,920
Freddie Mac, 30 Year
5.50%, 1/1/35	33,079,529	35,985,491
6.00%, 2/1/39	111,369,999	122,775,314
6.50%, 10/1/37	280,401	316,183
Freddie Mac, Hybrid ARM
1.92%, 1/1/36	6,224,407	6,418,439
2.375%, 1/1/35	6,850,136	7,187,465
2.375%, 4/1/35	3,573,545	3,718,443
2.498%, 1/1/36	26,028,851	27,252,657
2.50%, 2/1/34	17,266,585	18,121,055
2.513%, 1/1/36	9,503,611	9,993,362
2.564%, 3/1/35	4,165,418	4,384,701
2.691%, 8/1/35	5,769,368	6,060,075
2.697%, 4/1/36	13,517,653	14,271,530
2.718%, 10/1/35	8,702,237	9,089,752
2.948%, 9/1/33	24,700,347	25,784,181
3.016%, 8/1/34	3,899,830	4,086,408
3.036%, 9/1/35	11,704,834	12,247,376
3.072%, 8/1/35	8,340,256	8,720,947
3.456%, 8/1/36	8,230,962	8,672,629
4.824%, 2/1/35	3,609,336	3,807,817
4.888%, 6/1/38	24,482,767	26,135,488
4.911%, 4/1/38	27,729,140	29,599,670
5.109%, 4/1/38	34,724,213	37,144,112
5.136%, 5/1/37	11,639,193	12,320,870
5.287%, 2/1/38	25,386,670	27,134,277
5.294%, 1/1/37	10,560,376	11,190,733
5.323%, 7/1/37	29,936,380	31,880,572
5.348%, 4/1/37	6,195,607	6,578,822
5.404%, 3/1/37	14,577,736	15,446,974
5.499%, 4/1/37	19,104,388	20,314,137

	PAR VALUE	VALUE
Freddie Mac Gold, 10 Year
6.00%, 9/1/16	$2,654,894	$2,901,138
Freddie Mac Gold, 15 Year
5.50%, 10/1/16-12/1/24	66,556,486	72,446,361
6.00%, 8/1/16-11/1/23	136,179,555	149,094,902
6.50%, 4/1/12-9/1/18	21,291,457	23,197,536
7.00%, 12/1/11-3/1/12	9,818	9,813
Freddie Mac Gold, 20 Year
5.50%, 11/1/23	28,496,642	30,818,471
6.00%, 7/1/25-12/1/27	149,176,630	163,881,807
6.50%, 7/1/21-10/1/26	15,891,634	17,919,580
Freddie Mac Gold, 30 Year
5.50%, 3/1/34-7/1/35	117,391,393	127,770,552
6.00%, 2/1/33-6/1/38	750,984,396	827,131,033
6.50%, 5/1/17-10/1/38	191,239,182	215,390,973
7.00%, 4/1/31-11/1/38	27,016,238	31,146,732
7.90%, 2/17/21	1,363,627	1,573,639
Ginnie Mae, 30 Year
7.00%, 5/15/28	1,067,777	1,239,334
7.50%, 9/15/17-5/15/25	3,679,012	4,365,866
7.80%, 6/15/20-1/15/21	1,017,857	1,175,915
7.85%, 1/15/21-10/15/21	23,314	27,179
8.00%, 9/15/20	19,912	22,473

		9,056,058,449
PRIVATE LABEL CMO & REMIC: 0.0%(f)
GSMPS Mortgage Loan Trust(b)
Series 2004-4 1A4, 8.50%, 6/25/34	8,241,817	8,446,354

		9,655,069,153
ASSET-BACKED: 0.1%
STUDENT LOAN: 0.1%
SLM Student Loan Trust
Series 2008-3 A1, 0.774%, 1/25/14	3,346,099	3,351,440
Series 2007-8 A1, 0.504%, 7/27/15	789,568	789,732
Series 2005-2 A4, 0.354%, 4/25/17	8,843,440	8,830,275
Series 2007-3 A2, 0.284%, 10/25/17	8,105,660	8,055,100

		21,026,547
CORPORATE: 44.5%
FINANCIALS: 18.3%
Ally Financial, Inc.
6.875%, 9/15/11	300,562,000	302,816,215
6.875%, 8/28/12	42,295,000	43,669,587
4.50%, 2/11/14	226,275,000	226,275,000
American International Group, Inc.
8.25%, 8/15/18	93,650,000	107,568,919
Bank of America Corp.
5.30%, 3/15/17	105,400,000	108,640,628
7.625%, 6/1/19	175,781,000	203,623,304
5.625%, 7/1/20	80,990,000	83,623,147
8.00%, 12/15/26(a)	15,420,000	15,689,850
5.625%, 3/8/35(a)	70,800,000	60,996,395
6.625%, 5/23/36(a)	148,443,000	143,281,340

PAGE 9 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Barclays PLC(c) (United Kingdom)
5.125%, 1/8/20	$148,255,000	$150,469,633
Boston Properties, Inc.
6.25%, 1/15/13	18,241,000	19,581,221
5.625%, 4/15/15	35,570,000	39,571,554
5.00%, 6/1/15	17,569,000	19,044,322
5.875%, 10/15/19	35,260,000	38,632,196
5.625%, 11/15/20	53,115,000	56,738,877
4.125%, 5/15/21	16,225,000	15,497,325
2.875%, 2/15/37	27,300,000	27,368,250
Capital One Financial Corp.
7.375%, 5/23/14	44,855,000	51,217,009
6.75%, 9/15/17	200,405,000	231,695,034
CIGNA Corp.
6.375%, 10/15/11	28,790,000	29,254,267
8.50%, 5/1/19	70,061,000	88,842,953
7.65%, 3/1/23	6,172,000	7,140,381
7.875%, 5/15/27	29,865,000	35,136,591
8.30%, 1/15/33	7,750,000	9,275,711
6.15%, 11/15/36	86,714,000	90,369,255
Citigroup, Inc.
4.75%, 5/19/15	28,905,000	30,568,830
6.125%, 11/21/17	168,498,000	186,098,290
1.961%, 5/15/18	168,545,000	168,796,975
7.875%, 10/30/40(a)	104,907,625	116,447,464
General Electric Co.
5.90%, 5/13/14	29,530,000	32,805,143
5.50%, 1/8/20	134,380,000	143,907,273
Health Net, Inc.
6.375%, 6/1/17	84,072,000	86,594,160
HSBC Holdings PLC(c) (United Kingdom)
5.10%, 4/5/21	48,110,000	49,302,358
9.30%, 6/1/21	100,000	123,725
6.50%, 5/2/36	73,940,000	76,067,402
6.50%, 9/15/37	91,616,000	94,550,735
JPMorgan Chase & Co.
4.95%, 3/25/20	46,340,000	47,867,691
8.75%, 9/1/30(a)	46,463,000	58,901,610
5.85%, 8/1/35(a)	28,070,000	27,609,540
6.80%, 10/1/37(a)	28,253,000	27,945,692
Liberty Mutual Group, Inc.(b)
7.25%, 9/1/12	18,215,000	19,235,222
Royal Bank of Scotland Group PLC(c) (United Kingdom)
4.375%, 3/16/16	58,615,000	59,126,885
5.625%, 8/24/20	42,915,000	42,932,938
6.125%, 1/11/21	131,990,000	135,304,797
SLM Corp.
8.45%, 6/15/18	146,374,000	160,662,005
Travelers Cos., Inc.
5.50%, 12/1/15	14,312,000	16,067,667
6.25%, 6/20/16	44,745,000	51,356,611

	PAR VALUE	VALUE
5.75%, 12/15/17	$36,090,000	$40,244,789
3.90%, 11/1/20	20,075,000	19,405,860
Unum Group
6.85%, 11/15/15(b)	21,180,000	23,708,511
7.19%, 2/1/28	11,640,000	11,797,408
7.25%, 3/15/28	25,730,000	26,769,209
6.75%, 12/15/28	8,240,000	7,914,685
WellPoint, Inc.
6.375%, 1/15/12	7,662,000	7,901,522
5.00%, 12/15/14	15,750,000	17,352,405
5.25%, 1/15/16	139,398,000	155,461,947
5.875%, 6/15/17	16,511,000	18,877,323
7.00%, 2/15/19	70,928,000	84,717,396
Wells Fargo & Co.
6.00%, 11/15/17	86,500,000	96,494,642
5.625%, 12/11/17	15,000	16,569
5.75%, 2/1/18	36,525,000	40,388,870

		4,389,343,113
INDUSTRIALS: 26.2%
AT&T, Inc.
8.00%, 11/15/31	160,190,000	211,977,024
BHP Billiton, Ltd.(c) (Australia)
5.50%, 4/1/14	49,875,000	55,500,202
Boston Scientific Corp.
5.45%, 6/15/14	71,258,000	77,436,567
6.25%, 11/15/15	15,000,000	16,738,650
6.40%, 6/15/16	112,089,000	126,248,531
6.00%, 1/15/20	15,965,000	17,282,943
Burlington Northern Santa Fe Corp.(e)
4.30%, 7/1/13	7,883,000	8,371,919
4.875%, 1/15/15	13,285,000	14,618,216
4.70%, 10/1/19	77,795,000	82,538,550
7.57%, 1/2/21	18,139,754	21,367,118
8.251%, 1/15/21	6,315,862	7,628,551
4.967%, 4/1/23	25,946	28,614
5.72%, 1/15/24	22,501,423	24,630,702
5.996%, 4/1/24	58,896,564	67,258,139
5.342%, 4/1/24	7,687,236	8,133,566
5.629%, 4/1/24	32,528,807	35,316,991
Comcast Corp.
5.85%, 11/15/15	25,435,000	28,845,249
5.90%, 3/15/16	41,990,000	47,798,519
6.50%, 1/15/17	42,070,000	49,032,922
6.30%, 11/15/17	16,445,000	19,061,860
5.875%, 2/15/18	70,335,000	78,886,118
5.70%, 5/15/18	2,700,000	3,012,549
6.45%, 3/15/37	3,120,000	3,337,012
6.95%, 8/15/37	10,674,000	12,049,601
Consolidated Rail Corp.
6.76%, 5/25/15	132,438	143,780
Covidien PLC(c) (Ireland)
6.00%, 10/15/17	32,790,000	38,321,542

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 10

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Cox Communications, Inc.
5.45%, 12/15/14	$67,804,000	$75,569,728
5.50%, 10/1/15	50,000	56,127
5.875%, 12/1/16(b)	78,515,000	88,702,400
9.375%, 1/15/19(b)	144,319,000	191,813,661
CSX Corp.
8.375%, 10/15/14	44,020	51,562
9.75%, 6/15/20	10,377,000	14,389,859
6.251%, 1/15/23	20,605,571	23,338,883
Dillard’s, Inc.
7.85%, 10/1/12	2,300,000	2,443,750
7.13%, 8/1/18	24,115,000	24,597,300
7.75%, 7/15/26	21,666,000	21,016,020
7.75%, 5/15/27	13,013,000	12,492,480
7.00%, 12/1/28	28,950,000	26,634,000
Dow Chemical Co.
8.55%, 5/15/19	129,742,000	167,295,043
7.375%, 11/1/29	49,544,000	60,726,031
9.40%, 5/15/39	44,190,000	65,546,011
FedEx Corp.
7.375%, 1/15/14	22,740,000	25,953,867
8.00%, 1/15/19	18,610,000	23,386,833
6.72%, 7/15/23	20,559,607	24,157,538
7.65%, 7/15/24	2,442,878	2,907,024
Ford Motor Credit Co.(e)
7.25%, 10/25/11	268,390,000	272,417,460
7.80%, 6/1/12	525,000	549,035
5.625%, 9/15/15	165,800,000	171,634,336
5.75%, 2/1/21	159,375,000	159,178,809
General Electric Co.
5.00%, 2/1/13	31,739,000	33,687,743
HCA, Inc.
6.95%, 5/1/12	152,243,000	156,429,682
6.30%, 10/1/12	51,122,000	52,655,660
6.25%, 2/15/13	72,788,000	75,335,580
6.75%, 7/15/13	71,376,000	74,409,480
5.75%, 3/15/14	52,146,000	52,863,008
6.50%, 2/15/16	101,926,000	103,709,705
Hewlett-Packard Co.
6.125%, 3/1/14	116,875,000	131,106,051
Lafarge SA(c) (France)
5.85%, 7/9/15(b)	124,700,000	133,322,756
6.50%, 7/15/16	103,501,000	111,862,225
Liberty Media Corp.
8.50%, 7/15/29	12,117,000	11,692,905
8.25%, 2/1/30	29,479,000	28,447,235
Macy’s, Inc.
8.125%, 7/15/15	73,295,000	86,946,194
5.90%, 12/1/16	33,309,000	37,391,451
6.65%, 7/15/24	40,251,000	45,283,180
7.00%, 2/15/28	39,090,000	44,049,622
6.70%, 9/15/28	23,175,000	25,108,444

	PAR VALUE	VALUE
6.90%, 4/1/29	$50,394,000	$55,771,645
6.90%, 1/15/32	54,020,000	57,924,350
6.70%, 7/15/34	86,392,000	91,440,576
6.375%, 3/15/37	26,705,000	27,758,646
Nordstrom, Inc.
6.75%, 6/1/14	44,300,000	50,696,654
6.25%, 1/15/18	16,835,000	19,453,095
6.95%, 3/15/28	12,970,000	15,042,749
Norfolk Southern Corp.
7.70%, 5/15/17	29,475,000	36,601,967
9.75%, 6/15/20	14,188,000	19,661,801
Pfizer, Inc.
5.50%, 2/1/14	110,940,000	123,003,394
5.50%, 2/15/16	55,525,000	63,281,620
5.45%, 4/1/17	63,508,000	72,704,720
6.20%, 3/15/19	36,008,000	42,120,466
Reed Elsevier PLC(c) (United Kingdom)
7.75%, 1/15/14	6,300,000	7,222,900
8.625%, 1/15/19	114,795,000	145,932,455
Roche Holding AG(b),(c) (Switzerland)
6.00%, 3/1/19	18,040,000	20,784,984
Sprint Nextel Corp.
6.00%, 12/1/16	121,305,000	121,153,369
6.90%, 5/1/19	26,195,000	26,980,850
6.875%, 11/15/28	24,335,000	23,057,413
Telecom Italia SpA(c) (Italy)
7.175%, 6/18/19	48,400,000	53,437,762
Time Warner Cable, Inc.
8.75%, 2/14/19	82,814,000	105,522,427
8.25%, 4/1/19	144,401,000	180,097,072
Time Warner, Inc.
7.625%, 4/15/31	186,818,000	224,140,126
7.70%, 5/1/32	157,688,000	190,384,764
Union Pacific Corp.
5.375%, 5/1/14	7,136,000	7,886,700
4.875%, 1/15/15	10,764,000	11,801,520
6.85%, 1/2/19	5,390,908	6,104,929
6.70%, 2/23/19	6,021,904	6,926,609
7.60%, 1/2/20	1,339,245	1,597,266
6.125%, 2/15/20	47,890,000	55,675,621
4.163%, 7/15/22(b)	25,527,000	25,736,810
6.061%, 1/17/23	15,262,828	17,220,952
4.698%, 1/2/24	5,335,750	5,626,048
5.082%, 1/2/29	10,305,574	10,896,415
5.866%, 7/2/30	55,149,057	60,094,587
6.176%, 1/2/31	40,036,317	45,953,405
Vulcan Materials Co.
6.50%, 12/1/16	34,525,000	34,312,395
7.50%, 6/15/21	59,980,000	59,900,706

PAGE 11 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2011

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Xerox Corp.
8.25%, 5/15/14	$36,000,000	$42,241,140
6.40%, 3/15/16	73,116,000	83,685,137
7.20%, 4/1/16	25,841,000	30,265,315
6.75%, 2/1/17	64,004,000	74,737,727
6.35%, 5/15/18	109,312,000	125,299,645
5.625%, 12/15/19	68,622,000	75,162,980

		6,270,025,825

		10,659,368,938

(Cost $21,980,289,100)		$23,421,260,983

SHORT-TERM INVESTMENTS: 1.1%
COMMERCIAL PAPER: 0.2%
Reed Elsevier PLC(b),(c) (United Kingdom)
7/8/11	50,000,000	49,997,181
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	23,899,879	23,899,879
REPURCHASE AGREEMENT: 0.8%
Fixed Income Clearing Corporation(d)
0.01%, dated 6/30/11, due 7/1/11, maturity value $200,105,056	200,105,000	200,105,000

TOTAL SHORT-TERM INVESTMENTS (Cost $274,002,060)		$274,002,060

TOTAL INVESTMENTS (Cost $22,254,291,160)	99.0%	$23,695,263,043
OTHER ASSETS LESS LIABILITIES	1.0%	237,257,598

NET ASSETS	100.0%	$23,932,520,641

(a)	Cumulative preferred security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, all such securities in total represented $561,747,879 or 2.3% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(c)	Security denominated in U.S. dollars
(d)

Repurchase agreement is collateralized by Fannie Mae 0.75%-4.75%, 2/21/13-10/25/13; Federal Home Loan Bank 3.50%-3.625%, 3/8/13-10/18/13; and Freddie Mac 0.515%, 11/26/2012. Total collateral value is $204,107,406.

(e)	Subsidiary (see below)
(f)	Rounds to 0.0%

Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
10 Year U.S. Treasury Note – Short Position	11,474	Sep 2011	$(1,403,592,906)	$(6,307,774)

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 12

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2011
ASSETS:
Investments, at value (cost $22,254,291,160)	$23,695,263,043
Cash held at broker	12,621,400
Receivable for investments sold	57,894,897
Receivable for Fund shares sold	31,160,102
Receivable from broker for futures margin variation	5,916,281
Interest receivable	241,056,324
Prepaid expenses and other assets	36,608

24,043,948,655

LIABILITIES:
Payable for investments purchased	70,556,603
Payable for Fund shares redeemed	31,193,075
Management fees payable	7,882,708
Accrued expenses	1,795,628

111,428,014

NET ASSETS	$23,932,520,641

NET ASSETS CONSIST OF:
Paid in capital	$22,925,738,627
Undistributed net investment income	14,627,584
Accumulated net realized loss	(442,509,679)
Net unrealized appreciation	1,434,664,109

$23,932,520,641

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,789,635,981
Net asset value per share	$13.37

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2011
INVESTMENT INCOME:
Interest	$531,595,933

EXPENSES:
Management fees	45,749,764
Custody and fund accounting fees	194,797
Transfer agent fees	1,982,355
Professional services	88,969
Shareholder reports	573,956
Registration fees	266,267
Trustees’ fees	109,400
Miscellaneous	131,486

49,096,994

NET INVESTMENT INCOME	482,498,939

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss)
Investments	58,764,134
Treasury futures contracts	(8,880,779)
Net change in unrealized appreciation/depreciation
Investments	222,792,313
Treasury futures contracts	(43,153,070)

Net realized and unrealized gain	229,522,598

NET INCREASE IN NET ASSETS FROM OPERATIONS	$712,021,537

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
OPERATIONS:
Net investment income	$482,498,939	$916,558,678
Net realized gain/(loss)	49,883,355	(69,245,777)
Net change in unrealized appreciation	179,639,243	632,750,463

	712,021,537	1,480,063,364

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(478,827,571)	(1,056,317,953)
Net realized gain	—	—

Total distributions	(478,827,571)	(1,056,317,953)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	3,469,727,615	7,309,467,777
Reinvestment of distributions	402,353,987	895,374,075
Cost of shares redeemed	(2,554,035,714)	(5,501,071,495)

Net increase from Fund share transactions	1,318,045,888	2,703,770,357

Total increase in net assets	1,551,239,854	3,127,515,768

NET ASSETS:
Beginning of period	22,381,280,787	19,253,765,019

End of period (including undistributed net investment income of $14,627,584 and $10,956,216, respectively)	$23,932,520,641	$22,381,280,787

SHARE INFORMATION:
Shares sold	259,263,115	552,137,773
Distributions reinvested	30,185,108	67,865,383
Shares redeemed	(191,220,210)	(414,517,600)

Net increase in shares outstanding	98,228,013	205,485,556

PAGE 13 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed income securities are priced on the basis of valuations furnished by independent pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Futures contracts are valued daily at the closing settlement price on the exchange. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Treasury Futures Contracts  Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial

DODGE & COX INCOME FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS (unaudited)

margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has entered into short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the period ended June 30, 2011, the Fund remained consistently invested in short Treasury futures contracts. Notional values during the period were approximately 6% of net assets.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2011:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Fixed Income Securities
U.S. Treasury	$1,608,943,076		$—
Government Related	—		1,476,853,269
Mortgage-Related Securities	—		9,655,069,153
Asset-backed Securities	—		21,026,547
Corporate	—		10,659,368,938
Commercial Paper	—		49,997,181
Money Market Fund	23,899,879		—
Repurchase Agreement	—		200,105,000

Total Securities	$1,632,842,955		$22,062,420,088

Other Financial Instruments
Futures Contracts	$(6,307,774	)(b)	—

(a)	At June 30, 2011, the Fund held no securities that were considered to be Level 3 securities (those valued using significant unobservable inputs).
(b)	Represents unrealized depreciation on futures contracts.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of

PAGE 15 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales and net short-term realized gain/(loss), and treasury futures. At June 30, 2011, the cost of investments for federal income tax purposes was $22,254,291,768.

Distributions during the six months ended June 30, 2011, and for the year ended December 31, 2010, were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
Ordinary income	$478,827,571		$1,056,317,953
	($0.275 per share	)	($0.645 per share	)
Long-term capital gain	—		—

At June 30, 2011, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	1,452,818,852
Unrealized depreciation	(11,847,577)

Net unrealized appreciation	1,440,971,275
Undistributed ordinary income	14,627,584
Accumulated capital loss(a)	(61,438,480)
Capital Loss carryforward(b)	(387,378,365)
(a)	Represents capital loss realized for tax purposes during the period from January 1, 2011 to June 30, 2011.
(b)	Represents accumulated capital loss as of December 31, 2010, which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward expires as follows:

Expiring in 2011	$3,015,471
Expiring in 2012	32,528,048
Expiring in 2013	19,963,019
Expiring in 2014	39,482,767
Expiring in 2017	174,777,813
Expiring in 2018	117,611,247

$387,378,365

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

DODGE & COX INCOME FUND ▪ PAGE 16

NOTES TO FINANCIAL STATEMENTS (unaudited)

The Fund also participates with the Funds in a committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The total amount of the Line of Credit was increased from $200 million to $500 million on June 28, 2011. The maximum amount available to the Fund is $250 million. The Fund pays a commitment fee on its pro-rata portion of the Line of Credit, which amounted to $22,317 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2011, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,219,000,587 and $914,238,870, respectively. For the six months ended June 30, 2011, purchases and sales of U.S. government securities aggregated $2,873,455,352 and $1,603,464,684, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2011, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 17 ▪ DODGE & COX INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2011(a)		2010	2009	2008	2007	2006

Net asset value, beginning of period	$13.23		$12.96	$11.79	$12.51	$12.57	$12.54
Income from investment operations:
Net investment income	0.28		0.57	0.65	0.68	0.63	0.61
Net realized and unrealized gain/(loss)	0.14		0.35	1.20	(0.72)	(0.05)	0.04

Total from investment operations	0.42		0.92	1.85	(0.04)	0.58	0.65

Distributions to shareholders from:
Net investment income	(0.28)		(0.65)	(0.68)	(0.68)	(0.64)	(0.62)
Net realized gain	—		—	—	—	—	—

Total distributions	(0.28)		(0.65)	(0.68)	(0.68)	(0.64)	(0.62)

Net asset value, end of period	$13.37		$13.23	$12.96	$11.79	$12.51	$12.57

Total return	3.15%		7.17%	16.05%	(0.29)%	4.68%	5.30%
Ratios/supplemental data:
Net assets, end of period (millions)	$23,933		$22,381	$19,254	$13,808	$15,932	$11,972
Ratio of expenses to average net assets	0.43	%(b)	0.43%	0.43%	0.43%	0.44%	0.44%
Ratio of net investment income to average net assets	4.22	%(b)	4.26%	5.29%	5.40%	5.07%	4.77%
Portfolio turnover rate	11%		28%	20%	24%	27%	30%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s website at www.dodgeandcox.com or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 1-800-621-3979. Your request will be implemented within 30 days.

DODGE & COX INCOME FUND ▪ PAGE 18

TRUSTEES AND EXECUTIVE OFFICERS

Kenneth E. Olivier, Chairman, President, and Trustee

Chairman and Chief Executive Officer, Dodge & Cox

Dana M. Emery, Senior Vice President and Trustee

Co-President, Dodge & Cox

John A. Gunn, Trustee

Chairman Emeritus, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director of Global Research at Goldman Sachs & Co.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Charles F. Pohl, Senior Vice President

Co-President and Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 19 ▪ DODGE & COX INCOME FUND

ITEM 2.	CODE OF ETHICS.

Not applicable for semi-annual report filings.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report filings.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report filings.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable for semi-annual report filings.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Kenneth E. Olivier
Kenneth E. Olivier Chairman - Principal Executive Officer

Date	August 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Kenneth E. Olivier
Kenneth E. Olivier Chairman - Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst Treasurer - Principal Financial Officer

Date	August 17, 2011